UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐ Preliminary Proxy Statement	☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Under Rule 14a-12

SEATTLE GENETICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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April 8, 2005

Dear Seattle Genetics Stockholders:

On behalf of Seattle Genetics, Inc., I cordially invite you to attend our 2005 Annual Meeting of Stockholders to be held on Friday, May 13, 2005, at 11:00 a.m., local time, at our principal offices located at 21823 - 30th Drive S.E., Bothell, WA 98021.

At the Annual Meeting, you will be asked to (1) elect two directors to our Board of Directors, (2) ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2005, (3) amend our 1998 Stock Option Plan to provide for the award of stock grants and approve the material terms of our 1998 Stock Option Plan to preserve our ability to receive corporate income tax deductions that may become available pursuant to Internal Revenue Code Section 162(m), and (4) vote on any other matters properly presented at the Annual Meeting. Additional details regarding the proposals are included in the enclosed Notice of Annual Meeting of Stockholders and Proxy Statement.

Whether or not you plan to attend the Annual Meeting, it is important that your shares are represented. Please read the enclosed proxy statement and vote by Internet, by telephone or by marking, dating, signing and returning the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided. Of course, if you attend the Annual Meeting, you will have the right to vote your shares in person.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in Seattle Genetics. We look forward to seeing you at the Annual Meeting.

Sincerely,

Clay B. Siegall, Ph.D.

President and Chief Executive Officer

YOUR VOTE IS IMPORTANT

There are three ways to vote: By Internet, by telephone or by marking, dating and signing the enclosed proxy card and mailing it promptly in the enclosed return envelope.

21823 30TH DRIVE S.E.

BOTHELL, WA 98021

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 13, 2005

The 2005 Annual Meeting of Stockholders (the “Annual Meeting”) of Seattle Genetics, Inc., a Delaware corporation (the “Company”), will be held on Friday, May 13, 2005 at 11:00 a.m. local time at the principal offices of the Company at 21823 - 30th Drive S.E., Bothell, Washington 98021, for the following purposes:

1.	To elect two directors to hold office until the 2008 Annual Meeting of Stockholders.

2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005.

3.	To amend our 1998 Stock Option Plan to provide for the award of stock grants and to approve the material terms of our 1998 Stock Option Plan to preserve our ability to receive corporate income tax deductions that may become available pursuant to Internal Revenue Code Section 162(m).

4.	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

You can find more information about each of these items, including the nominees for directors, in the attached proxy statement.

The Board of Directors has fixed the close of business on March 22, 2005 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

We cordially invite all stockholders to attend the Annual Meeting in person. However, whether or not you expect to attend the Annual Meeting in person, please vote by Internet, by telephone or by marking, dating, signing and returning the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you vote by Internet, by telephone or by sending in your proxy card, but then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures described in the proxy statement.

Sincerely,

Eric L. Dobmeier

Corporate Secretary

Bothell, Washington

April 8, 2005

YOUR VOTE IS IMPORTANT

There are three ways to vote: By Internet, by telephone or by marking, dating and signing the enclosed proxy card and mailing it promptly in the enclosed return envelope.

SEATTLE GENETICS, INC.

PROXY STATEMENT FOR THE

2005 ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 13, 2005

Our Board of Directors is soliciting proxies for the 2005 Annual Meeting of Stockholders. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

The Board has set the close of business on March 22, 2005 as the record date for the Annual Meeting. Stockholders of record who owned our common stock or Series A convertible preferred stock on that date are entitled to vote at and attend the Annual Meeting. Each share of common stock is entitled to one vote and each share of Series A convertible preferred stock is entitled to 0.93 votes for every share of common stock into which such share of Series A convertible preferred stock may be converted; provided, that the holders of our Series A convertible preferred stock are not entitled to vote on the election of the one director nominated for election by the holders of our common stock at the Annual Meeting and the holders of the common stock are not entitled to vote on the election of the one director nominated for election by the holders of the Series A convertible preferred stock at the Annual Meeting as described below. There were 42,175,928 shares of common stock and 15,000,000 shares of Series A convertible preferred stock, on an as-converted to common stock basis, outstanding on the record date.

Voting materials, which include this proxy statement, a proxy card and the 2004 Annual Report, are being mailed to stockholders on or about April 8, 2005.

In this proxy statement:

•	“We,” “us,” “our” and the “Company” refer to Seattle Genetics, Inc.

•	“Annual Meeting” means our 2005 Annual Meeting of Stockholders

•	“Board of Directors” or “Board” means our Board of Directors

•	“SEC” means the Securities and Exchange Commission

We have summarized below important information with respect to the Annual Meeting.

TIME AND PLACE OF THE ANNUAL MEETING

The Annual Meeting is being held on Friday, May 13, 2005 at 11:00 a.m. local time at our principal offices located at 21823 - 30th Drive S.E., Bothell, Washington 98021.

All stockholders who owned shares of our stock as of March 22, 2005, the record date, may attend and vote on the proposals considered at the Annual Meeting, except that the holders of Series A convertible preferred stock may not vote on the one nominee for director to be voted on by the holders of common stock and the holders of the common stock may not vote on the one director nominated for election by the holders of the Series A convertible preferred stock.

PURPOSE OF THE PROXY STATEMENT AND PROXY CARD

You are receiving this proxy statement and proxy card from us because you owned shares of our common stock or Series A convertible preferred stock on March 22, 2005, the record date. This proxy statement describes issues on which we would like you, as a stockholder, to vote. It also gives you information on these issues so that you can make an informed decision.

When you sign the proxy card, you appoint Clay B. Siegall and Eric L. Dobmeier as your representatives at the Annual Meeting. Clay B. Siegall and Eric L. Dobmeier will vote your shares, as you have instructed them on the proxy card, at the Annual Meeting. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting it is a good idea to complete, sign and return your proxy card in advance of the Annual Meeting in the event your plans change.

PROPOSALS TO BE VOTED ON AT THIS YEAR’S ANNUAL MEETING

You are being asked to vote on:

•	The election of two directors to serve on our Board of Directors,

•	The amendment of our 1998 Stock Option Plan to provide for the award of stock grants and the approval of the material terms of our 1998 Stock Option Plan to preserve our ability to receive corporate income tax deductions that may become available pursuant to Internal Revenue Code Section 162(m), and

•	The ratification of our appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2005 fiscal year.

The Board of Directors recommends a vote FOR each proposal.

VOTING PROCEDURE

You may vote by mail.

To vote by mail, please sign your proxy card and return it in the enclosed, prepaid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct.

You may vote in person at the Annual Meeting.

We will pass out written ballots to anyone who wants to vote at the Annual Meeting. If you hold your shares in street name, you must request a legal proxy from your stockbroker in order to vote at the Annual Meeting. Holding shares in “street name” means your shares of stock are held in an account by your stockbroker, bank, or other nominee, and the stock certificates and record ownership are not in your name. If your shares are held in street name and you wish to vote your shares at the Annual Meeting, you must notify your broker, bank or other nominee and obtain the proper documentation.

You may vote by telephone or electronically via the Internet.

To submit your proxy by telephone or via the Internet, follow the instructions on the proxy card.

You may change your mind after you have returned your proxy or submitted your proxy by telephone or via the Internet.

If you change your mind after you return your proxy or submit your proxy by telephone or via the Internet, you may revoke your proxy at any time before the polls close at the Annual Meeting. You may do this by:

•	signing another proxy with a later date,

•	submitting a new proxy by telephone,

•	submitting a new proxy via the Internet, or

•	voting in person at the Annual Meeting.

MULTIPLE PROXY CARDS

If you received more than one proxy card, it means that you hold shares in more than one account or hold shares of both our common stock and our Series A convertible preferred stock. Please sign and return all proxy cards to ensure that all your shares are voted.

QUORUM REQUIREMENT

Shares are counted as present at the Annual Meeting if the stockholder either:

•	is present and votes in person at the Annual Meeting, or

•	has properly submitted a proxy card.

A majority of our outstanding shares of common stock and Series A convertible preferred stock, taken together as a single class on an as-converted to common stock basis, as of the record date must be present at the Annual Meeting (either in person or by proxy) in order to hold the Annual Meeting and conduct business. This is called a “quorum.”

CONSEQUENCES OF NOT RETURNING YOUR PROXY; ABSTENTIONS AND BROKER NON-VOTES

If your shares are held in your name, you must return your proxy (or attend the Annual Meeting in person) in order to vote on the proposals. If your shares are held in street name and you do not vote your proxy, your brokerage firm may either:

•	vote your shares on routine matters, or

•	leave your shares unvoted.

Under the rules that govern brokers who have record ownership of shares that are held in street name for their clients, brokers may vote such shares on behalf of their clients with respect to “routine” matters (such as the election of directors or the ratification of auditors), but not with respect to non-routine matters (such as a proposal submitted by a stockholder or material amendments to option plans). If the proposals to be acted upon at any meeting include both routine and non-routine matters, the broker may turn in a proxy card for uninstructed shares that vote FOR the routine matters, but expressly states that the broker is not voting on non-routine matters. This is called a “broker non-vote.” The proposals described in this proxy statement, other than Proposal No. 3, regarding our 1998 Stock Option Plan, qualify as routine matters.

Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for the purpose of determining the number of votes cast.

Abstentions are counted as shares that are present and entitled to vote for the purposes of determining the presence of a quorum and as votes AGAINST for purposes of determining the approval of any matter submitted to the stockholders for a vote.

We encourage you to provide instructions to your brokerage firm by voting your proxy. This ensures that your shares will be voted at the Annual Meeting.

REQUIRED VOTE

Assuming a quorum is present, the one nominee receiving the highest number of yes votes from holders of common stock and the one director nominated by the holders of the Series A convertible preferred stock receiving the highest number of yes votes from holders of the Series A convertible preferred stock will be elected as directors. The amendment and approval of our 1998 Stock Option Plan and the ratification of the independent registered public accounting firm will require the affirmative vote of a majority of the voting power of the shares of common stock and Series A convertible preferred stock, voting together as a single class, present in person or represented by proxy at the Annual Meeting.

VOTE SOLICITATION; NO USE OF OUTSIDE SOLICITORS

Seattle Genetics, Inc. is soliciting your proxy to vote your shares at the Annual Meeting. In addition to this solicitation by mail, our directors, officers and other employees may contact you by telephone, via the Internet, in person or otherwise to obtain your proxy. These persons will not receive any additional compensation for assisting in the solicitation. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners. We will reimburse these entities and our transfer agent for their reasonable out-of-pocket expenses in forwarding proxy material. We have not retained the services of a proxy solicitor.

VOTING PROCEDURES

Votes cast by proxy or in person at the Annual Meeting will be tabulated by a representative of Mellon Investor Services, our transfer agent, who will act as the Inspector of Election. The Inspector will also determine whether a quorum is present at the Annual Meeting.

The shares represented by the proxy cards received, properly marked, dated, signed and not revoked and votes properly cast by telephone or Internet, will be voted at the Annual Meeting. If the proxy card specifies a choice with respect to any matter to be acted on, the shares will be voted in accordance with that specified choice. Any proxy card that is returned but not marked will be voted FOR the director nominee to be voted upon by the common stock, in the case of holders of common stock, and FOR the director nominee to be voted upon by the Series A convertible preferred stock, in the case of the holders of Series A convertible preferred stock, FOR amendment and approval of the 1998 Stock Option Plan, FOR ratification of the Company’s independent registered public accounting firm and as the proxy holders deem desirable for any other matters that may properly come before the Annual Meeting, in the case of both the holders of common stock and Series A convertible preferred stock. Broker non-votes will not be considered as voting with respect to any matter for which the broker does not have voting authority.

We believe that the procedures to be used by the Inspector to count the votes are consistent with Delaware law concerning voting of shares and determination of a quorum.

PUBLICATION OF VOTING RESULTS

We will announce preliminary voting results at the Annual Meeting. We will publish the final results in our quarterly report on Form 10-Q for the second quarter of 2005, which we will file with the SEC. You can obtain a copy by contacting our Investor Relations Department at (425) 527-4000, by calling the SEC at (800) 732-0330 for information regarding its public reference room or through the EDGAR system at www.sec.gov.

OTHER BUSINESS

We do not know of any business to be considered at the Annual Meeting other than the proposals described in this proxy statement. If any other business is properly presented at the Annual Meeting, your signed proxy card gives authority to Clay B. Siegall and Eric L. Dobmeier to vote on such matters at their discretion.

PROPOSALS FOR 2006 ANNUAL MEETING

To have your proposal included in our proxy statement for the 2006 Annual Meeting, you must submit your proposal in writing by December 9, 2005 to Eric L. Dobmeier, Corporate Secretary, Seattle Genetics, 21823 - 30th Drive S.E., Bothell, Washington 98021. Proposals of stockholders intended to be considered at the 2006 Annual Meeting but not included in our proxy statement for that meeting must be received at the above address no earlier than January 14, 2006 and no later than February 13, 2006; provided, however, that in the event the date of the 2006 Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from the date of this year’s Annual Meeting and less than 60 days notice is given prior to the 2006 Annual Meeting, then such proposal must be received not later than the 10th day following the day on which public announcement of the date of such meeting is first made.

If you submit a proposal for the 2006 Annual Meeting after February 13, 2006 or after the 10th day following announcement of the date of the meeting, as applicable, management may or may not, at their discretion, present the proposal at that meeting, and the proxies for the 2006 Annual Meeting will confer discretion on the management proxy holders to vote against your proposal.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Amended and Restated Certificate of Incorporation provides that the Board of Directors is divided into three approximately equal classes with staggered three-year terms. As a result, approximately one-third of the total number of directors will be elected every year; provided, however, that the holders of our Series A convertible preferred stock, voting together as a separate class, have the right to designate two members of our Board of Directors under certain conditions summarized below.

Subject to the rights of the holders of Series A convertible preferred stock, vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the number of directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred.

The Board of Directors is presently composed of nine members. The Class I directors, whose terms expire at the 2005 Annual Meeting, are Srinivas Akkaraju, Michael F. Powell, Karl Erik Hellström and David W. Gryska. The Class II directors, whose terms expire at the 2006 Annual Meeting, are Clay B. Siegall and Felix Baker. The Class III directors, whose terms expire at the 2007 Annual Meeting, are Marc E. Lippman, Douglas G. Southern and Franklin M Berger. Our stockholders only elect one class of directors at each annual meeting. The other classes continue to serve for the remainder of their three-year terms.

Srinivas Akkaraju and David W. Gryska have been recommended by the Nominating Committee of the Board of Directors for election at the Annual Meeting and have been nominated by the Board for election at the Annual Meeting as Class I directors for three-year terms expiring at the 2008 Annual Meeting. Michael F. Powell and Karl Erik Hellström have not been nominated for election and their respective terms as directors will expire at the Annual Meeting. Our Certificate of Incorporation and Bylaws provide that the Board of Directors may reduce the size of the Board in certain circumstances, and we intend to decrease the size of the Board of Directors to seven members effective upon the date of our Annual Meeting.

David W. Gryska, nominated for election by the holders of common stock at the Annual Meeting, is elected by a majority of the votes cast by holders of common stock that are present in person or represented by proxy and entitled to vote at the meeting.

The holders of our Series A convertible preferred stock, voting together as a separate class, have the right to designate two members of our Board of Directors so long as at least 37.5% of the shares of Series A convertible preferred stock issued at the closing of the Series A convertible preferred stock financing on July 8, 2003 are outstanding. If between 18.75% and 37.5% of the shares of Series A convertible preferred stock issued at the closing are outstanding, the holders of Series A convertible preferred stock have the right, voting together as a separate class, to designate one member of our Board of Directors. If less than 18.75% of the shares of Series A convertible preferred stock issued at the closing are outstanding, the rights of the Series A investors to vote separately for the election of directors shall terminate. Under the terms of an Investor Rights Agreement among us and certain of the holders of our Series A convertible preferred stock, one Series A director will be designated by J.P. Morgan Partners and one will be designated by Baker Brothers Investments. The right of J.P. Morgan Partners and Baker Brothers Investments, as applicable, to designate a director terminates if J.P. Morgan Partners or Baker Brothers Investments, as applicable, holds less than 50% of the Series A convertible preferred stock (or common stock issued upon conversion thereof) purchased by it at the closing. If J.P. Morgan Partners or Baker Brothers Investments loses its right to designate a director, then our Board of Directors may fill the vacancy or reduce the number of directors authorized in our bylaws. Pursuant to these rights, Srinivas Akkaraju, M.D., Ph.D. and Felix Baker, Ph.D. joined our Board of Directors upon completion of the Series A convertible preferred stock financing. The holders of Series A convertible preferred stock do not have the right to vote on members of our Board of Directors other than the nominees they designate. Consequently, because only the nominee of the holders of Series A convertible preferred stock designated by J.P. Morgan Partners is being elected at the Annual Meeting, such holders will only be voting on Srinivas Akkaraju for director at the Annual Meeting.

Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees, as applicable. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, in the case of the nominee elected by the holders of common stock, such shares will be voted for the election of such substitute nominees as management may propose, and in the case of the nominee elected by the holders of the Series A convertible preferred stock, such substitute nominee as determined by J.P. Morgan Partners pursuant to the terms of the Investor Rights Agreement. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

NOMINEES FOR THE BOARD OF DIRECTORS

The names of the nominees and of the directors whose terms of office will continue after the Annual Meeting, their ages as of May 13, 2005 and certain other information about them are set forth below:

Name of Director Nominee	Age	Company Positions/Offices	Director Since
Srinivas Akkaraju, M.D., Ph.D. (1) (3)	37	Director	July 2003
David W. Gryska	49	Director	March 2005

Continuing Directors	Age	Company Positions/Offices	Director Since	Term Expires
Clay B. Siegall, Ph.D.	44	President, Chief Executive Officer and Interim Chairman of the Board	December 1997	2006
Felix Baker, Ph.D. (1) (3)	36	Lead Director	July 2003	2006
Marc E. Lippman, M.D. (1) (2) (3)	60	Director	June 2000	2007
Douglas G. Southern (2)	62	Director	June 2002	2007
Franklin M. Berger (2) (3)	55	Director	June 2004	2007

(1)	Member of Compensation Committee

(2)	Member of Audit Committee

(3)	Member of Nominating Committee

There are no family relationships among any of the directors or executive officers of the Company.

DIRECTOR NOMINEE PROFILES

Srinivas Akkaraju, M.D., Ph.D.    Dr. Akkaraju has served as one of our directors since July 2003. He joined J.P. Morgan Partners as a Principal in April 2001 and became a Partner in January 2005. From October 1998 to April 2001, he was in Business and Corporate Development at Genentech, Inc., a biotechnology company, most recently as Senior Manager. Prior to joining Genentech, Dr. Akkaraju was a graduate student at Stanford University, where he received an M.D. and a Ph.D. in Immunology. He received his undergraduate degrees in Biochemistry and Computer Science from Rice University. In addition to Seattle Genetics, Dr. Akkaraju serves as a director of Eyetech Pharmaceuticals, Inc. and Barrier Therapeutics, Inc., both biopharmaceutical companies.

David W. Gryska    Mr. Gryska has served as one of our directors since March 2005. From November 2000 to October 2004, Mr. Gryska served at Scios, Inc., a biopharmaceutical company, as Senior Vice President and Chief Financial Officer and from December 1998 to November 2000 he served as Vice President of Finance and Chief Financial Officer of Scios. From 1993 to December 1998, he served as Vice President, Finance and Chief Financial Officer at Cardiac Pathways Corporation, a medical device company which was later acquired by Boston Scientific Corporation. Prior to Cardiac Pathways, Mr. Gryska served as a partner at Ernst & Young LLP, an accounting firm. During his eleven years at Ernst & Young LLP, he focused on technology industries, with an emphasis on biotechnology and healthcare companies. Mr. Gryska holds a B.A. in accounting and finance from Loyola University and an M.B.A. from Golden Gate University. In addition to Seattle Genetics, Mr. Gryska serves as a director of CoTherix, Inc., a biotechnology company.

CONTINUING DIRECTOR PROFILES

Clay B. Siegall, Ph.D.    Dr. Siegall co-founded Seattle Genetics in 1997. He has served as our Chief Executive Officer since November 2002, as our President since June 2000 as one of our directors since December 1997 and as our Interim Chairman of the Board since March 2004. Dr. Siegall also served as our Executive Vice President from December 1997 to June 2000 and as our Chief Scientific Officer from December 1997 until November 2002. Prior to co-founding Seattle Genetics, Dr. Siegall was with the Bristol-Myers Squibb Pharmaceutical Research Institute as a Senior Research Investigator from February 1991 to January 1995 and as a Principal Scientist from January 1995 to December 1997. From February 1988 to February 1991, Dr. Siegall was a Staff Fellow/Biotechnology Fellow at the National Cancer Institute, National Institutes of Health. Dr. Siegall received a Ph.D. in Genetics from George Washington University and a B.S. in Zoology from the University of Maryland. Dr. Siegall has authored 67 scientific papers and holds nine patents. He serves on the Editorial Board of three scientific journals and is a member of the Board of Scientific Counselors for the Cancer Treatment Research Foundation. Dr. Siegall received the Pierce Award in 1995 for his efforts in the field of targeted toxins.

Felix Baker, Ph.D.    Dr. Baker has served as one of our directors since July 2003 and as our Lead Director since February 2005. He is a Managing Member of Baker Bros. Advisors, LLC, which he and his brother Julian Baker founded in 2000. Dr. Baker’s firm manages Baker Brothers Investments, a family of long-term investment funds for major university endowments and foundations, which are focused on publicly traded life science companies. Dr. Baker’s career as a fund-manager began in 1994 when he co-founded a biotechnology investing partnership with the Tisch Family. Dr. Baker received a Ph.D. in Immunology and a B.S. in Biology with honors from Stanford University. In addition to Seattle Genetics, Dr. Baker serves as a director of AnorMed, Inc., Neurogen Corporation, Conjuchem, Inc., and Trimeris, Inc., all publicly-traded biotechnology companies, as well as several privately held companies.

Marc E. Lippman, M.D.    Dr. Lippman has served as one of our directors since June 2000. Since February 2001, he has been the John G. Searle Professor and Chair of the Department of Internal Medicine at the University of Michigan School of Medicine. Previously, Dr. Lippman was the Director of the Lombardi Cancer Research Center from July 1988 to February 2001, Professor and Chairman of the Department of Oncology from July 1999 to February 2001 and Professor of Medicine at Georgetown University Medical School in Washington, D.C. from July 1988 to February 2001. He also served as Chief of the Division of Hematology-Oncology at Georgetown University Medical School from July 1995 to February 2001. He was Head of the Medical Breast Cancer Section of the Medicine Branch of the National Cancer Institute from July 1976 to July 1988. Dr. Lippman has authored over 500 publications and one of the standard texts on breast cancer. He serves as chair of the Scientific Advisory Board for the Perseus-Soros Fund and is a director of Raven Biotechnologies, Inc., a biotechnology company. Dr. Lippman has also served as a member of our Scientific Advisory Board since June 1998. He received a B.A., magna cum laude, from Cornell in 1964 and an M.D. from Yale where he was elected to Alpha Omega Alpha in 1968.

Douglas G. Southern    Mr. Southern has served as one of our directors and as Chairman of our Audit Committee since June 2002. Prior to joining our Board, Mr. Southern was Senior Vice President and Chief Financial Officer at Immunex Corporation from January 1991 until retiring in April 1999. Prior to Immunex, he served as Senior Vice President and Chief Financial Officer at Pay ‘N Pak Stores from December 1985 to June 1990 and as Vice President and Corporate Controller of Coca Cola Bottling Company of Los Angeles from September 1975 to November 1979. From November 1979 to September 1985 and from September 1965 to September 1975, he served as an auditor and Certified Public Accountant with Arthur Young & Company, a predecessor to the accounting firm Ernst & Young LLP, the last six years of which he was an audit partner. Mr. Southern is the Chairman of the board of directors and serves on the audit committee of Cutter & Buck Inc., a designer and marketer of sportswear. He received a B.S. in business administration from the University of California, Los Angeles and a Master’s in Accounting from the University of Southern California.

Franklin M. Berger, CFA    Mr. Berger has served as one of our directors since June 2004. Mr. Berger is a biotechnology industry analyst with over 25 years of experience in capital markets and financial analysis. He served most recently as Managing Director, Equity Research and Senior Biotechnology Analyst at J.P. Morgan Securities from May 1998 to March 2003. In this position, he initiated team coverage of 26 biotechnology companies and was responsible for technical, scientific and clinical due diligence as well as company selection. Previously, Mr. Berger served in similar capacities at Salomon Smith Barney from August 1997 to May 1998 and Josephthal & Co. from November 1991 to August 1997. Prior to his work as a biotechnology analyst, he managed Pantagruel Partners, a firm that developed early-stage pharmaceutical compounds for sale to drug companies and venture capital firms. He holds an M.B.A. from the Harvard Graduate School of Business Administration and an M.A. in International Economics and a B.A. in International Relations both from Johns Hopkins University. In addition to Seattle Genetics, Mr. Berger serves as a director of VaxGen, Inc., a biotechnology company.

SENIOR MANAGEMENT

The senior management of the Company who are not also directors of the Company, their ages as of May 13, 2005 and certain other information about them are set forth below:

Name of Non-Director Senior Management	Age	Company Positions/Offices
Michael McDonald, M.B., Ch.B., M.R.C.P.	52	Chief Medical Officer
Tim J. Carroll	53	Chief Financial Officer
Eric L. Dobmeier	36	Senior Vice President, Corporate Development and General Counsel
Morris Z. Rosenberg, D.Sc.	45	Senior Vice President, Development
Peter D. Senter, Ph.D.	53	Vice President, Chemistry
Paul J. Carter, Ph.D.	44	Vice President, Antibody Technologies
Iqbal S. Grewal, Ph.D.	50	Vice President, Preclinical Therapeutics

SENIOR MANAGEMENT PROFILES

Michael McDonald, M.B., Ch.B., M.R.C.P.    Dr. McDonald has served as our Chief Medical Officer since November 2003. Previously, he was Vice President, Global Clinical Research and Medical Affairs at Eli Lilly and Company, a pharmaceutical company, from August 2000 to November 2003. Prior to that, he was Executive Director of Medical and Regulatory Affairs of Eli Lilly Europe from 1994 to 2000. Before joining Eli Lilly, Dr. McDonald spent seven years at SmithKline Beecham, a pharmaceutical company, in various positions where he was involved in worldwide clinical development programs, regulatory management and was a member of the pharmaceutical development strategy committee. Dr. McDonald received a degree in Medicine from Edinburgh University in Scotland and is a member of the Royal College of Physicians in London. He holds a Diploma in Pharmaceutical Medicine and is a Fellow of the Faculty of Pharmaceutical Physicians.

Tim J. Carroll    Mr. Carroll has served as our Chief Financial Officer since July 2000. Previously, he was Chief Financial Officer of ARIS Corporation, a technology firm, from August 1999 to July 2000 and with its predecessor company, fine.com, an internet development company, from June 1998 to August 1999. Mr. Carroll served as Vice President of Strategic Planning and Investor Relations for Multiple Zones International, a direct marketer of technology products, from April 1996 to May 1998. Mr. Carroll was Vice President of Financial Reporting and Investor Relations for the Hillhaven Corporation from January 1989 to April 1996. Mr. Carroll was a Senior Auditor with Deloitte & Touche LLP from December 1975 to January 1980. Mr. Carroll received his B.S. in Accounting from the University of Washington and is a certified public accountant.

Eric L. Dobmeier    Mr. Dobmeier has served as our Senior Vice President, Corporate Development since February 2005. Previously, he served as our Vice President, Corporate Affairs from August 2003 to February 2005 and as our Senior Director, Legal Affairs from March 2002 to August 2003. He has also served as our General Counsel since March 2002. Prior to joining the Company, he was an attorney and then a senior attorney at Venture Law Group, a law firm, from March 1998 to March 2002 and an associate at Heller Ehrman White & McAuliffe, a law firm, from January 1997 to February 1998. Mr. Dobmeier is also a former law clerk for the Honorable Spencer M. Williams of the U.S. District Court for the Northern District of California. He received a J.D. from Boalt Hall School of Law, University of California, Berkeley and an A.B. in History from Princeton University.

Morris Z. Rosenberg, D.Sc.     Dr. Rosenberg has served as our Senior Vice President, Development since October 2004 and was our Vice President, Development from July 2001 to October 2004. Previously, he was Head of Bioprocess Development at Eli Lilly & Company from July 1998 to July 2001. From August 1990 to July 1998, he held positions of increasing managerial responsibility, including Group Leader, at Biogen, Inc., a biopharmaceutical company. Dr. Rosenberg received a D.Sc. in Chemical Engineering, a M.S. and B.S. in Chemical Engineering, and a B.A. in Biology from Washington University in St. Louis, Missouri.

Peter D. Senter, Ph.D.    Dr. Senter has served as our Vice President, Chemistry since August 2002. Previously, he served as our Senior Director, Chemistry from November 2000 until August 2002 and as our Director, Chemistry from January 1999 to November 2000. Before that, he was Director of Chemistry at Cytokine Networks, Inc., a biotechnology company, from November 1997 to August 1998 and Senior Principal Scientist at Bristol-Myers Squibb Pharmaceutical Research Institute from July 1985 to November 1997. Dr. Senter received a Ph.D. in Chemistry from the University of Illinois and an A.B. in Biochemistry from the University of California, Berkeley. He is the Associate Editor of Bioconjugate Chemistry and serves on the editorial board of four scientific journals. Dr. Senter is an Affiliate Professor of Bioengineering at the University of Washington. He has authored more than 80 scientific publications and holds 19 patents.

Paul J. Carter, Ph.D.    Dr. Carter has served as our Vice President, Antibody Technologies since October 2004. Previously, he served as our Senior Director, Antibody Technologies from February 2003 until October 2004. Prior to that, Dr. Carter was Director of Research, Antibody Technologies at Amgen, Inc. from July 2002 until February 2003 and served in the same position at Immunex Corporation from September 2000 until July 2002 when Immunex was acquired by Amgen. Dr. Carter also served in various positions at Genentech, Inc. from 1986 until September 2000. Dr. Carter received a B.A. in Natural Sciences and a Ph.D. in Molecular Biology from Cambridge University.

Iqbal S. Grewal, Ph.D.    Dr. Grewal has served as our Vice President, Preclinical Therapeutics since October 2004. Previously, he was Senior Scientist in the Department of Immunology at Genentech, Inc. from June 1998 to October 2004. Prior to that, Dr. Grewal was at the Yale University School of Medicine. Dr. Grewal received a B.S. in Biology and Chemistry from Panjab University in India, a M.S. in Immunobiology from the University of Aberdeen in the United Kingdom and a Ph.D. in Immunology from UCLA.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During 2004, the Board met nine times. On at least a quarterly basis, the Board meets in executive session of independent directors without management present. The Board has several committees, including a Compensation Committee, an Audit Committee and a Nominating Committee. Each director attended at least 75 percent of all Board and applicable committee meetings during 2004, except Dr. Powell who attended three of five Audit Committee meetings.

In February 2005, Felix Baker became the lead director of the Board. His duties include, among others:

•	providing leadership to the Board complementary to the Chairman of the Board;

•	working with the Chairman of the Board and Corporate Secretary to set the agenda for Board meetings;

•	chairing regular meetings of independent directors without management present; and

•	chairing Board meetings if the Chairman of the Board is not in attendance.

Compensation Committee

The Compensation Committee consists of Felix Baker (Chairman), Karl Erik Hellström, Marc E. Lippman and Srinivas Akkaraju. The Board of Directors has determined that all of the members of the Compensation Committee are “independent” as that term is defined in Rules 4200 and 4350 of the listing standards of the National Association of Securities Dealers (“NASD”).

The Compensation Committee held five meetings during 2004. The functions of the Compensation Committee are to establish and administer our policies regarding annual executive salaries and cash incentives and long-term equity incentives. The Compensation Committee administers our 1998 Stock Option Plan, 2000 Directors’ Stock Option Plan and 2000 Employee Stock Purchase Plan. The Compensation Committee operates under a written charter setting forth the functions and responsibilities of the committee. A copy of the Compensation Committee charter can be viewed on our website at www.seattlegenetics.com.

Audit Committee

The Audit Committee consists of Douglas G. Southern (Chairman), Michael F. Powell, Marc E. Lippman and Franklin M. Berger. The Board of Directors has determined that all of the members of the Audit Committee are “independent” as that term is defined in Rules 4200 and 4350 of the listing standards of the NASD. The Board of Directors has determined that Mr. Southern is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Audit Committee held five meetings during 2004. Among its responsibilities, the Audit Committee appoints and establishes the fees for our independent registered public accounting firm, reviews and approves the procedures we use to prepare our periodic reports, reviews and approves our critical accounting policies, reviews the independence of the independent registered public accounting firm, monitors the effectiveness of the audit effort and oversees our financial and accounting organization and our system of internal accounting controls. The Audit Committee operates under a written charter setting forth the functions and responsibilities of the committee, which is reviewed annually and amended as necessary by the Audit Committee and the Board of Directors to ensure compliance with all applicable laws and regulations, including the Sarbanes-Oxley Act of 2002 and corporate governance standards adopted by the NASD. A copy of the Audit Committee charter can be viewed on our website at www.seattlegenetics.com.

Nominating Committee

The Nominating Committee consists of Srinivas Akkaraju (Chairman), Felix Baker, Marc E. Lippman and Franklin M. Berger. The Board of Directors has determined that all of the members of the Nominating Committee are “independent” as that term is defined in Rules 4200 and 4350 of the listing standards of the NASD.

The Nominating Committee held six meeting during 2004. The Nominating Committee is responsible for identifying individuals qualified to serve as members of the Board of Directors and to recommend nominees to the Board for election as directors of the Company and as members of the committees of the Board of Directors. The Nominating Committee operates under a written charter setting forth the functions and responsibilities of the committee. A copy of the Nominating Committee charter can be viewed on our website at www.seattlegenetics.com.

The Nominating Committee assesses many characteristics when considering director candidates. Among the characteristics to be considered are such person’s professional background, business experience, judgment and integrity, familiarity with the biotechnology industry and applicable expertise. In determining whether to recommend a director for re-election, the Nominating Committee also considers the director’s past attendance at meetings and participation in and contributions to the activities of the Board and its committees, as well as the nature and time involved in a director’s service on other boards.

The Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination. If there is a vacancy on the Board as a result of a resignation or otherwise, or if the Board decides not to nominate a member for re-election, the Nominating Committee identifies the desired skills and experience of a new nominee in light of the criteria above and the Board’s needs. Current members of the Board are asked to submit suggestions as to individuals meeting the criteria described above. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we may in the future retain a third-party search firm, if necessary.

In accordance with our Bylaws and applicable law and subject to the rights of the holders of our Series A convertible preferred stock, recommendations for nominations for directors may be made by any stockholder of record entitled to vote for the election of directors at stockholder meetings held for such purpose. The requirements a stockholder must follow for recommending persons for election as directors are set forth in our Bylaws and the section of this proxy statement titled “Proposals for 2006 Annual Meeting.” If a stockholder complies with these procedures for recommending persons for election as directors, the Nominating Committee will conduct the appropriate and necessary inquiries into the backgrounds, qualifications and skills of the recommended candidates and, in the exercise of the Nominating Committee’s independent judgment in accordance with the policies and procedures adopted in the Nominating Committee’s charter, will determine whether to recommend the candidate(s) recommended by the stockholders to the Board for inclusion in the list of candidates for election as directors at the next stockholder meeting held to elect directors.

Annual Meeting Attendance

Although we do not have a formal policy regarding attendance by members of the Board of Directors at our annual meetings of stockholders, directors are encouraged to attend annual meetings of Seattle Genetics stockholders. Four directors attended the 2004 annual meeting of stockholders.

Communications with the Board of Directors

The Company’s Board of Directors currently does not have a formal process for stockholders to send communications to the Board of Directors. Nevertheless, efforts are made to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders on a timely basis. The Board does not recommend that formal communication procedures be adopted at this time because it believes that informal communications are sufficient to communicate questions, comments and observations that could be useful to the Board. However, stockholders wishing to formally communicate with the Board of Directors may send communications directly to Seattle Genetics, Inc., Attention: Investor Relations, 21823 – 30th Drive Southeast, Bothell, WA 98021, and the communication will be forwarded, as appropriate. If the communication regards a stockholder proposal to be considered at an annual meeting of stockholders, the methods and timing for submitting a stockholder proposal are covered on page 4 of this proxy statement under the caption “Proposals for 2006 Annual Meeting.”

Code of Ethics

The Board of Directors has adopted a Code of Ethics for all directors, officers and employees of Seattle Genetics, Inc. A copy of the Code of Ethics can be viewed on our website at www.seattlegenetics.com. We will disclose any amendment to the Code of Ethics or waiver of a provision of the Code of Ethics for directors, executive officers and other senior financial officers, including the name of the director or executive officer to whom the waiver was granted, on a Form 8-K filed with the SEC.

Whistleblower Policy

The Company has adopted a Whistleblower Policy applicable to its employees that provides for protection from retaliation or discrimination by the Company due to reporting issues relating to compliance with applicable laws and regulations.

DIRECTOR COMPENSATION

Our nonemployee directors not affiliated with any of our principal stockholders receive $1,500 per Board meeting attended in person and $500 per Board meeting attended telephonically, plus reimbursement for out-of-pocket expenses incurred in connection with attendance at Board meetings. All other directors currently receive no cash fees for Board meeting attendance but are reimbursed for reasonable and customary travel expenses. Our nonemployee directors not affiliated with any of our principal stockholders receive $500 per committee meeting attended in person or by telephone. The Chairman of our Audit Committee, Mr. Southern, receives $1,000 per Audit Committee meeting attended. In addition, our nonemployee directors not affiliated with any of our principal stockholders receive an annual retainer of $10,000, payable quarterly, for their service on the Board and Mr. Southern receives an additional retainer of $5,000, payable quarterly, for his service as the Chairman of our Audit Committee.

The Company’s 2000 Directors’ Stock Option Plan provides that each person who becomes a nonemployee director of the Company is granted a nonstatutory stock option to purchase 25,000 shares of the Company’s common stock (the “Initial Option”). The Initial Option is granted on the date on which the optionee first becomes a nonemployee director of the Company. Srinivas Akkaraju and Felix Baker were not granted an Initial Option upon becoming directors of the Company.

Thereafter, on the date of each annual meeting of the Company’s stockholders, each nonemployee director is granted an additional option to purchase 10,000 shares of common stock if, on such date, he or she has served on the Board for at least six months (the “Annual Option”). Srinivas Akkaraju, a director nominee, and each continuing director will have served for more than six months at the time of the Annual Meeting, so each nonemployee director who continues to serve on the Board following the Annual Meeting will receive an option to purchase 10,000 shares of common stock under the 2000 Directors’ Stock Option Plan on the date of the Annual Meeting, except for David W. Gryska who has served as one of our directors since March 2005.

Both Initial Options and Annual Options have ten year terms and are subject to adjustment to reflect any stock splits, stock dividends, combinations or similar transactions. The Annual Options become fully exercisable on the day before the anniversary of the date of grant of the Annual Option and the Initial Options become exercisable as to 1/4th of the shares subject to the Initial Option on the first anniversary of the date of grant of the Initial Option and as to 1/36th of the remaining shares subject to the Initial Option ratably each month thereafter. The exercise price of the options is equal to the fair market value of our common stock on the Nasdaq National Market on the date the option is granted. The options remain exercisable for up to ninety days following the optionee’s termination of service as a member of the Board of Directors, unless such termination is a result of death or disability, in which case the options remain exercisable for up to a twelve-month period (or such lesser period as is determined by the Board).

Karl-Erik Hellström, Douglas G. Southern, Michael F. Powell, Marc E. Lippman, Srinivas Akkaraju and Felix Baker each received a stock option grant of 10,000 shares on May 17, 2004, the date of our 2004 Annual Meeting.

Employee directors receive no additional compensation for serving on the Board of Directors.

Recommendation of the Board:

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005. PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since June 1998. In the event that ratification of this selection of independent registered public accounting firm is not approved by our stockholders, the Audit Committee will review its future selection of auditors.

A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting. This representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

Recommendation of the Board:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE

RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE

COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2005.

PROPOSAL NO. 3

AMENDMENT AND RESTATEMENT OF 1998 STOCK OPTION PLAN;

APPROVAL OF MATERIAL TERMS OF 1998 STOCK OPTION PLAN

General

Our 1998 Stock Option Plan (the “Plan”) was adopted by our Board of Directors and approved by our stockholders and provides for: (i) the granting to employees (including officers and employee directors) of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”); and (ii) the granting to employees and consultants of nonstatutory stock options. As of December 31, 2004, a total of 1,539,625 shares remained available for future grant under the Plan. The Plan includes an “evergreen” feature, which provides for an automatic annual increase in the number of shares available under the plan on the first day of each of our fiscal years through 2008, equal to the lesser of (i) 1,200,000 shares, (ii) four percent of our outstanding common stock on the last day of the immediately preceding fiscal year or (iii) such lesser number of shares as is determined by the Board of Directors.

Proposal

In February 2005, the Board of Directors adopted, subject to stockholder approval, an amendment to the Plan to provide for the award of stock grants that are generally subject to vesting. The Board also directed us to submit the material terms of the Plan to our stockholders for approval for purposes of Section 162(m) of the Code. A form of the Plan as it will be amended and restated if Proposal No. 3 is adopted is attached as Annex A-1, and a copy of the Plan as currently in effect is attached as Annex A-2, to this Proxy Statement. The material terms of the Plan are described below under “Summary of the 1998 Stock Option Plan.”

Stock Grants.    We believe that our future success and our ability to remain competitive are dependent on our continuing to recruit, retain and motivate highly skilled management, research and development, manufacturing and medical personnel. Competition for these people in the biotechnology and pharmaceutical industries is intense. Traditionally, a cornerstone of our method for attracting and retaining top caliber employees has been our equity-based compensation programs, including the grant of stock options under our Plan. Allowing employees to participate in owning shares of our common stock helps align the objectives of our stockholders and employees, and is important in attracting, motivating and retaining the highly skilled personnel that are essential to our success.

In recent years, the stock market in general and the stock prices of biotechnology companies in particular have experienced volatility that has often been unrelated to the operating performance of any particular company or companies. During fiscal 2004, for example, our stock price fluctuated between a high of $10.90 and a low of $4.33. Such volatility has resulted, at various times in recent years, in the exercise prices of the options granted to many of our employees falling below the fair market value of the underlying stock. Given our continuing desire to remain competitive in the labor market, our Board of Directors has determined that our Plan should provide for equity-based awards that will continue to align stockholder and employee interests but will be less sensitive to changes in our stock price. Because stock grants will continue to have value regardless of our stock price, our Board of Directors believes that such awards will provide us with an effective incentive to attract and retain employees in a period of market volatility.

Further, the Financial Accounting Standards Board (“FASB”) has proposed new rules that will change the way companies are required to account for the grant of stock options. Under the new accounting rules, the value of an option would be calculated and “expensed,” or charged against earnings of the company, over the vesting period of the stock option. This less favorable accounting treatment may reduce the attractiveness to us of traditional stock options relative to other forms of equity compensation, including stock awards.

Approval for Section 162(m) Purposes.    We are also asking our stockholders to approve the material terms of the Plan to preserve corporate income tax deductions that may become available to us pursuant to Code section 162(m) (“Section 162(m)”). We are asking the stockholders for this approval so that we may deduct for federal income tax purposes compensation in excess of $1 million that may be paid to certain executive officers in any single year. Compensation includes cash compensation, income arising from the exercise of non-statutory stock options, grants of restricted stock awards and disqualifying dispositions of incentive stock options.

Pursuant to Section 162(m), we generally may not deduct for federal income tax purposes compensation paid to certain executive officers to the extent that any of these persons receive more than $1 million in compensation in any single year. However, if the compensation qualifies as “performance-based” for Section 162(m) purposes, we may deduct it for federal income tax purposes even if it exceeds $1 million in a single year. Awards granted under the Plan are generally designed to qualify as “performance-based” compensation within the meaning of Section 162(m). For these awards to continue to qualify as “performance-based” compensation under Section 162(m), our stockholders must approve the material terms of the Plan at our 2005 Annual Meeting of Stockholders.

We believe that we must retain the flexibility to respond to changes in the market for top executives and offer compensation packages that are competitive with those offered by others in our industry. In the event we are motivated by competitive forces to offer compensation in excess of $1 million to executive officers, our Board of Directors believes it would be in our best interests and those of our stockholders to be able to deduct such compensation for federal income tax purposes.

If this Proposal No. 3 is not approved by our stockholders at our 2005 Annual Meeting of Stockholders, the Plan attached to this Proxy Statement as Annex A-2 will remain in effect in accordance with the terms therein, however, awards granted under the Plan will not qualify as “performance-based” for Section 162(m) purposes and we may not deduct them for federal income tax purposes.

Summary of the 1998 Stock Option Plan

The following summary of the Plan as currently in effect is qualified in its entirety by the specific language of the Plan.

Purpose.    Our Board of Directors adopted the Plan to enable our employees and consultants to own shares and take advantage of the tax benefits allowed to employer stock plans under the Code.

Shares Reserved for Issuance Under the Plan.    As of December 31, 2004, the number of shares reserved for issuance under the Plan is 6,339,805, with a total of 1,539,625 shares remaining available for future grant, plus an annual increase to be added on the first day of each fiscal year that is equal to the lesser of:

•	1,200,000 shares;

•	4% of the outstanding shares on the last day of the immediately preceding fiscal year; or

•	a lesser number of shares as determined by the Board.

The shares may be authorized but unissued or reacquired shares. We will adjust the number of shares available for grant under the Plan (and any outstanding options and the per-person numerical limits on options) as appropriate to reflect any stock splits, stock dividends, recapitalizations or other similar changes to our capital structure.

Plan Administration.    The Compensation Committee of our Board of Directors administers the Plan. The Compensation Committee will always consist of at least two directors who are “nonemployee directors” under Rule 16b-3 of the Exchange Act and “outside directors” under Section 162(m). The Compensation Committee has final authority to interpret any provision of the Plan or any grant made under the Plan. The Board of Directors has delegated authority to the Stock Option Committee (the “Stock Option Committee”) to grant options for non-executive employees and consultants, subject to certain restrictions.

Eligibility.    Employees and consultants, and the employees and consultants of our parent or subsidiaries, are eligible to receive nonstatutory stock options (“NSOs”), and, if Proposal No. 3 is approved by the stockholders, stock grants. Only our employees and those of any parent or subsidiaries are eligible to receive incentive stock options (“ISOs”). An individual who has received one or more options is referred to in this Proxy Statement as a “participant.” The Compensation Committee and the Stock Option Committee select the employees and consultants who receive options under the Plan.

Description of Options.    Subject to the Plan limitations, the Compensation Committee has discretion to determine the terms of each option and the number of shares covered by each option, except that no single participant may receive options covering more than a total of 1 million shares during any fiscal year. Also, the total fair market value of the shares (as of the date of grant) with respect to which ISOs are exercisable for the first time by any participant during any calendar year (under all of our plans and our affiliates’ plans) may not exceed $100,000.

Type of Stock Option Grants Permitted.    The Plan permits us to grant ISOs and NSOs. After we grant an option, the principal differences to the participant between an ISO and a NSO relate to federal income tax consequences.

Description of Stock Grants.    Stock grants are shares of the Company’s common stock that may be fully vested or may vest in accordance with terms and conditions established by the Compensation Committee. Unvested shares are subject to forfeiture, or if the awards were originally purchased, to the Company’s right of repurchase at the original purchase price. The number of shares subject to a stock grant granted to a participant will be determined by the Compensation Committee and/or the Stock Option Committee.

Written Agreements.    A written agreement between the employee or consultant and us represents each option and stock grant that the Compensation Committee awards under the Plan. An option agreement includes the following information:

•	the exercise price of the option;

•	the expiration date of the option;

•	the number of shares covered by the option;

•	any conditions to the exercise of the option; and

•	any other terms and conditions that the Compensation Committee determines in its sole discretion.

The option agreement also will specify whether an option is an ISO or an NSO. A stock grant agreement will reflect the terms and conditions of the related stock grant.

Exercise Price.    The Compensation Committee or the Stock Option Committee determines the option exercise price of each option. However, the exercise price of an ISO may not be less than the fair market value of the shares on the date of grant. Under certain circumstances, the exercise price for an ISO may not be less than 110% of the fair market value on the date of grant. The Compensation Committee or the Stock Option

Committee determines the fair market value as provided in the Plan, but fair market value generally is the closing sale price of the shares on the applicable date.

Each option is vested and/or exercisable at the time or times and under the restrictions and conditions that the Compensation Committee or the Stock Option Committee determines in its discretion. After an option has been granted, the Compensation Committee may modify the vesting and/or exercisability of the option. In addition, the following special rules apply:

Effect of Dissolution.    In the event of a proposed dissolution or liquidation, all outstanding options and stock grants will automatically terminate immediately prior to the consummation of the dissolution or liquidation. The Compensation Committee may in its discretion, however, accelerate the vesting and/or exercisability of any option under the Plan in such event.

Effect of Merger or Asset Sale.    If there is a proposed sale of all or substantially all of our assets, or a merger with or into another corporation, the successor corporation (or a parent or subsidiary of the successor corporation) may assume or substitute each outstanding option or stock grant. In the event that the successor corporation does not agree to assume or substitute the outstanding options or stock grants, the options will automatically terminate upon the consummation of the merger or asset sale and the stock awards will be subject to forfeiture or repurchase immediately prior to consummation of the merger or asset sale. The Compensation Committee may in its discretion, however, accelerate the vesting and/or exercisability of any option or stock grant under the Plan in such event.

Expiration.    The Compensation Committee determines all expiration provisions that apply to options. In the case of ISOs, the term may not exceed ten years from the date of grant.

Upon the termination of a Plan participant’s employment or consulting relationship with us, he or she may exercise his or her options to the extent they are exercisable at the date of termination for a period of time the Compensation Committee determines, but in no event after the expiration of the original term of the option. In the case of an ISO, the period for exercise following termination may not exceed three months (or one year if the termination is the result of disability). An employment or consulting relationship will not be considered terminated in the event of certain leaves of absence or transfers between our affiliated entities and us. In addition, if an employee’s status with us changes from employee to consultant, any unexercised ISO held automatically converts to an NSO on the date that is three months and a day after the change of status.

U.S. Federal Income Tax Consequences

Incentive Stock Options.    An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. We are entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

Nonstatutory Stock Options.    An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by our employee is subject to tax withholding by us. We are generally entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the fair market value on the date of exercise is treated as long-term or short-term capital gain or loss, depending on the holding period.

Stock Grants.    If a stock grant is subject to vesting, then unless the participant elects to be taxed at the time of receipt of the award, the participant will not have taxable income upon the receipt of the award, but will recognize ordinary income equal to the fair market value of the shares at the time of vesting. Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

The foregoing is only a summary of the effect of federal income taxation upon optionees and stock grant recipients and us with respect to the grant and exercise of options and the award of stock grants under the 1998 Stock Option Plan. Reference should be made to the applicable provisions of the Internal Revenue Code. In addition, the summary does not purport to be complete, and does not discuss the tax consequences of the participant’s death or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside.

Participation in the 1998 Stock Option Plan

The grant of options under the Plan to employees, including each officer named in the summary compensation table of this proxy statement (the “Named Executive Officers”), is subject to the discretion of the Compensation Committee and/or Stock Option Committee. As of the date of this proxy statement, there has been no determination by the Compensation Committee or the Stock Option Committee with respect to future awards under the Plan. For details see “Report of the Compensation Committee of the Board of Directors.” Non-employee directors are not eligible to participate in the Plan, but instead receive automatic stock option grants pursuant to the 2000 Directors’ Stock Option Plan. The following table sets forth information with respect to the grant of options under the Plan to the Named Executive Officers, all current executive officers as a group, all non-executive directors as a group and all other employees as a group during fiscal 2004. The closing price of one share of our common stock on the Nasdaq National Market as of March 29, 2005 was $4.85.

Name of Individual and Position	Number of Securities Underlying Options	Average Exercise Price ($ per Share)
Clay B. Siegall President and Chief Executive Officer	50,000	$10.33
Michael McDonald Chief Medical Officer	—	—
Tim J. Carroll Chief Financial Officer	10,000	$10.33
Eric L. Dobmeier Senior Vice President, Corporate Development and General Counsel	50,000	$8.54
Morris Z. Rosenberg Senior Vice President, Development	90,000	$7.71
All executive officers as a group (8 persons)	200,000	$8.86
All directors that are not executive officers as a group (8 persons)	—	—
All other employees as a group	919,875	$7.63

Recommendation of the Board:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE

AMENDMENT AND RESTATEMENT OF THE 1998 STOCK OPTION PLAN AND

APPROVAL OF MATERIAL TERMS OF THE 1998 STOCK OPTION PLAN

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is currently comprised of four independent directors and operates under a written charter originally adopted by the Board of Directors in March 2001, and reviewed on an annual basis and amended as necessary by the Audit Committee and Board of Directors.

The members of the Audit Committee are currently Douglas G. Southern (Chairman), Michael F. Powell, Marc E. Lippman and Franklin M. Berger. Each of the members of the Audit Committee is an “independent director” as currently defined in Rules 4200 and 4350 of the National Marketplace Rules of the NASD.

The Audit Committee appoints an accounting firm as our independent registered public accounting firm. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with generally accepted auditing standards and to issue a report thereon. Management is responsible for our internal controls and the financial reporting process. The Audit Committee is responsible for monitoring and overseeing these processes.

The Audit Committee held five meetings during 2004. The meetings were designed to facilitate and encourage communication between the Audit Committee, management and our independent registered public accounting firm, PricewaterhouseCoopers LLP. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee reviewed and discussed the audited financial statements for fiscal year 2004 with management and the independent registered public accounting firm. The Audit Committee also instructed the independent registered public accounting firm that the Audit Committee expects to be advised if there are any subjects that require special attention.

The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by United States Generally Accepted Auditing Standards, including Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

The Audit Committee has received and reviewed the written disclosures and the letter from the independent registered public accounting firm, PricewaterhouseCoopers LLP, as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. Additionally, the Audit Committee has discussed with PricewaterhouseCoopers LLP the issue of its independence from Seattle Genetics, Inc.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements and the audited assessment of internal control over financial reporting be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

The Audit Committee of the Board of Directors of Seattle Genetics, Inc.:

Douglas G. Southern, Chairman

Michael F. Powell

Marc E. Lippman

Franklin M. Berger

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP served as our independent registered public accounting firm for the years 2004 and 2003 and billed us aggregate fees for services rendered as follows:

Type of Fees	2004	2003
Audit	$315,735	$116,500
Audit-related	95,234	45,083
Tax	8,625	6,900
All other fees	1,500	—

Total fees	$421,094	$168,483

Audit Fees.    Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statement and audit services provided in connection with other statutory or regulatory filings.

Audit-Related Fees.    Audit-related fees consisted primarily of professional services related to our follow-on public offering in February 2004 and our S-3 shelf registration statement filed in November 2004.

Tax.    Tax fees principally included tax compliance, tax advice and tax planning fees.

All other fees.    All other fees consist of an annual license fee to access a library of authoritative financial reporting and assurance literature.

The Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve audit-related and non-audit services not prohibited by law to be performed by the Company’s independent registered public accounting firm and associated fees, provided that the Chair shall report any decision to pre-approve such audit-related or non-audit services and fees to the full Audit Committee for ratification at its next regular meeting. All audit-related and non-audit related services performed by the Company’s independent registered public accounting firm in 2004 were pre-approved.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows how much common stock and Series A convertible preferred stock, on an as converted to common stock basis, was beneficially owned as of March 18, 2005 by each director, by each owner of more than five percent of our outstanding common stock, by the Named Executive Officers and by all officers and directors as a group. Unless otherwise indicated, the address of the individuals and entities below is c/o Seattle Genetics, Inc., 21823 - 30th Drive S.E., Bothell, WA 98021.

Name and Address	Total Common Stock Equivalents (1)	Percent of Common Stock Equivalents (2)
Felix Baker, Ph.D. (3) Baker Brothers Investments 667 Madison Ave, 17th Floor New York, NY 10021	7,552,666	13.0%

Srinivas Akkaraju, M.D., Ph.D. (4) JPMP Capital Corp. 1221 Avenue of the Americas, 39th Floor New York, NY 10020	7,322,500	12.6%

FMR Corporation 82 Devonshire Street Boston, MA 02109	5,453,667	9.5%

Cascade Investment, LLC 2365 Carillon Point Kirkland, WA 98033	3,521,088	6.2%

Genentech, Inc. 1 DNA Way South San Francisco, CA 94080	2,753,872	4.8%

Clay B. Siegall, Ph.D. (5)	2,135,249	3.7%

Karl Erik Hellström, M.D., Ph.D. (6)	767,500	1.3%

Michael F. Powell, Ph.D. (7) Sofinnova Venture Partners 140 Geary Street, 10th Floor San Francisco, CA 94108	740,892	1.3%

Morris Z. Rosenberg, D.Sc. (8)	289,248	*

Tim J. Carroll (9)	178,423	*

Eric L. Dobmeier (10)	151,962	*

Marc Lippman, M.D. (11)	119,749	*

Michael McDonald, M.B., Ch.B., M.R.C.P. (12)	112,499	*

Douglas G. Southern (13)	40,229	*

Franklin M. Berger	21,000	*

David W. Gryska	—	*

All directors & officers as a group (16 persons) (14)	19,722,122	32.5%

*	Less than one percent

(1)	Beneficial ownership is determined in accordance with SEC rules. In computing the beneficial ownership we have included shares for which the named person has sole or shared power over voting or investment decisions. The number of shares of common stock beneficially owned includes common stock which the named person has the right to acquire, through conversion, option or warrant exercise or otherwise, within 60 days after March 18, 2005, including conversion of the Series A convertible preferred stock on an as-converted to common stock basis.

(2)	Percentage of common stock equivalents is based on a total of 57,175,553 shares of common stock and Series A convertible preferred stock outstanding, on an as-converted to common stock basis, as of March 18, 2005. For each named person, the percentage ownership includes stock that the person has the right to acquire within 60 days after March 18, 2005, as described in Footnote 1. However, such shares shall not be deemed outstanding with respect to the calculation of ownership percentage for any other person. In some cases, beneficial ownership calculations for five percent or greater stockholders are based solely on publicly-filed Schedule 13D’s or 13G’s, which five percent or greater stockholders are required to file with the SEC, and which generally set forth ownership interests as of December 31, 2004.

(3)	Includes 39,650 shares of Series A convertible preferred stock and 49,563 shares of common stock issuable upon exercise of warrants owned by Baker/Tisch Investments, L.P., 10,745 shares of common stock, 26,780 shares of Series A convertible preferred stock and 33,475 shares of common stock issuable upon exercise of warrants owned by Baker Bros. Investments, L.P., 9,913 shares of common stock, 27,625 shares of Series A convertible preferred stock and 34,531 shares of common stock issuable upon exercise of warrants owned by Baker Bros. Investments II, L.P., 101,917 shares of common stock, 271,830 shares of Series A convertible preferred stock and 339,788 shares of common stock issuable upon exercise of warrants owned by Baker Biotech Fund I, L.P., 94,049 shares of common stock, 249,730 shares of Series A convertible preferred stock and 312,162 shares of common stock issuable upon exercise of warrants owned by Baker Biotech Fund II, L.P. and 13,542 shares of common stock, 34,385 shares of Series A convertible preferred stock and 42,981 shares of common stock issuable upon exercise of warrants owned by Baker Biotech Fund II (Z), L.P. Felix Baker is a Managing Member of the investment advisors of each of the entities listed above and shares voting and dispositive power with respect to the shares held by each such entity and disclaims beneficial ownership of such shares in which he has no pecuniary interest. Also includes 10,000 shares issuable upon exercise of options exercisable within 60 days of March 18, 2005.

(4)

Includes 481,540 shares of Series A convertible preferred stock and 601,925 shares of common stock issuable upon exercise of warrants owned by J.P. Morgan Partners (BHCA), L.P., 81,137 shares of Series A convertible preferred stock and 101,421 shares of common stock issuable upon exercise of warrants owned by J.P. Morgan Partners Global Investors, L.P., 11,061 shares of Series A convertible preferred stock and 13,826 shares of common stock issuable upon exercise of warrants owned by J.P. Morgan Partners Global Investors A, L.P., 41,182 shares of Series A convertible preferred stock and 51,478 shares of common stock issuable upon exercise of warrants owned by J.P. Morgan Partners Global Investors (Cayman), L.P., 4,589 shares of Series A convertible preferred stock and 5,736 shares of common stock issuable upon exercise of warrants owned by J.P. Morgan Partners Global Investors (Cayman) II, L.P. and 30,491 shares of Series A convertible preferred stock and 38,114 shares of common stock issuable upon exercise of warrants owned by J.P. Morgan Partners Global Investors (Selldown), L.P. The general partner of J.P. Morgan Partners (BHCA), L.P. is JPMP Master Fund Manager, L.P. The general partner of each of J.P. Morgan Partners Global Investors, L.P., J.P. Morgan Partners Global Investors (Cayman), L.P., J.P. Morgan Partners Global Investors A, L.P., J.P. Morgan Partners Global Investors (Cayman) II, L.P. and J.P. Morgan Partners Global Investors (Selldown), L.P. is JPMP Global Investors, L.P. JPMP Capital Corp., a wholly owned subsidiary of J.P. Morgan Chase & Co., a publicly traded company, is the general partner of each of JPMP Master Fund Manager, L.P. and JPMP Global Investors, L.P. Each of JPMP Master Fund Manger, L.P., JPMP Global Investors, L.P., JPMP Capital Corp., and J.P. Morgan Chase & Co. may be deemed beneficial owners of the shares held by J.P. Morgan Partners (BHCA), L.P., J.P. Morgan Partners Global Investors, L.P., J.P. Morgan Partners Global Investors A, L.P., J.P. Morgan Partners Global Investors (Cayman), L.P.,

and J.P. Morgan Partners Global Investors (Cayman) II, L.P., however, the foregoing shall not be construed as an admission that such entities are the beneficial owners of the shares held by J.P. Morgan Partners (BHCA), L.P., J.P. Morgan Partners Global Investors, L.P., J.P. Morgan Partners Global Investors A, L.P., J.P. Morgan Partners Global Investors (Cayman), L.P., and J.P. Morgan Partners Global Investors (Cayman) II, L.P. Srinivas Akkaraju, M.D., Ph.D. is a Partner with J.P. Morgan Partners, LLC and shares voting or dispositive power with respect to the shares beneficially owned by each such entity listed above and disclaims beneficial ownership of such shares in which he has no pecuniary interest. Also includes 10,000 shares issuable upon exercise of options exercisable within 60 days of March 18, 2005.

(5)	Includes 843,749 shares of common stock issuable upon exercise of options exercisable within 60 days of March 18, 2005.

(6)	Includes 67,500 shares of common stock issuable upon exercise of options exercisable within 60 days of March 18, 2005.

(7)	Includes 647,577 shares of common stock held by Sofinnova Venture Partners IV, LP, 18,314 shares held by Sofinnova Venture Affiliates IV, LP and 20,001 shares of common stock held by Dr. Powell. Dr. Powell is a general partner of Sofinnova Venture Partners and as such may be deemed to share voting and investment power with respect to such shares. Dr. Powell disclaims beneficial ownership of such shares in which he has no pecuniary interest. Also includes 55,000 shares of common stock issuable upon exercise of options exercisable within 60 days of March 18, 2005.

(8)	Includes 289,248 shares of common stock issuable upon exercise of options exercisable within 60 days of March 18, 2005.

(9)	Includes 29,062 shares of common stock issuable upon exercise of an option exercisable within 60 days of March 18, 2005.

(10)	Includes 145,934 shares of common stock issuable upon exercise of options exercisable within 60 days of March 18, 2005.

(11)	Includes 66,249 shares of common stock issuable upon exercise of options exercisable within 60 days of March 18, 2005.

(12)	Includes 112,499 shares of common stock issuable upon exercise of options exercisable within 60 days of March 18, 2005.

(13)	Includes 38,229 shares of common stock issuable upon exercise of options exercisable within 60 days of March 18, 2005.

(14)	Includes 3,505,627 shares of common stock issuable upon exercise of options and warrants exercisable within 60 days of March 18, 2005.

COMPENSATION OF EXECUTIVE OFFICERS

The following table shows (a) the compensation earned by the person who served as our Chief Executive Officer during the fiscal year ended December 31, 2004, (b) the compensation earned by the four other most highly compensated executive officers during the fiscal year ended December 31, 2004 (collectively, the “Named Executive Officers”) and (c) the compensation received by each of these people for the two preceding fiscal years.

Summary Compensation Table

	Fiscal Year	Annual Compensation		Long-Term Compensation Awards	All Other Compensation ($) (2)
Name & Principal Position		Salary ($) (1)	Bonus ($)	Securities Underlying Options (#)
Clay B. Siegall, Ph.D. President and Chief Executive Officer	2004 2003 2002	358,333 293,725 224,700	180,000 96,750 67,410	50,000 60,000 120,000	12,285 10,935 10,206

Michael McDonald, M.B., Ch.B., M.R.C.P. (3) Chief Medical Officer	2004 2003	325,000 54,167	127,688 51,042	— 300,000	13,832 25,241

Eric L. Dobmeier (4) Senior Vice President, Corporate Development and General Counsel	2004 2003 2002	227,219 184,045 131,042	68,281 35,620 19,641	50,000 60,000 175,000	11,054 10,698 7,570

Morris Z. Rosenberg, D. Sc Senior Vice President, Development	2004 2003 2002	218,659 204,522 196,680	59,974 45,036 35,019	90,000 12,000 60,000	11,133 10,999 63,192

Tim J. Carroll Chief Financial Officer	2004 2003 2002	192,152 182,757 177,434	61,050 29,770 27,569	10,000 10,000 25,000	11,434 11,234 9,803

(1)	Includes amounts deferred under Seattle Genetics’ 401(k) plan.

(2)	Amounts reported consist of premiums paid on life, disability and health insurance policies for the officer’s benefit and, in the cases of Dr. Rosenberg and Dr. McDonald, payments in connection with relocation and temporary housing expenses in 2002 and 2003, respectively.

(3)	Dr. McDonald commenced employment with us in November 2003. His salary on an annualized basis in the year 2003 was $325,000.

(4)	Mr. Dobmeier commenced employment with us in March 2002. His salary on an annualized basis in the year 2002 was $160,000.

EMPLOYMENT CONTRACTS

In October 2001, the Company entered into an employment agreement with Clay B. Siegall, our current President and Chief Executive Officer. Dr. Siegall’s employment agreement provides that he receives an annual base salary and may receive an annual bonus based upon performance criteria and financial and operational results of the Company as determined by the Compensation Committee of the Board of Directors. Dr. Siegall is also eligible to receive additional grants of stock options from time to time in the future as determined by the Compensation Committee of the Board of Directors. In the event Dr. Siegall’s employment is constructively terminated or terminated by the Company without cause, he will be entitled to receive his monthly base salary and benefits for an additional 12 months, and to continued vesting of his options during those 12 months and a pro-rata portion of his annual bonus earned up to the date of termination. The employment agreement additionally provides that, in the event of a change of control, 100 percent of Dr. Siegall’s stock options shall become fully vested and exercisable. Dr. Siegall’s employment is for no specified length of time, and either he or the Company has the right to terminate his employment at any time with or without cause.

In March 2002, the Company entered into a Change of Control Agreement with Eric L. Dobmeier, our current Senior Vice President, Corporate Development and General Counsel. Pursuant to the agreement, in the event of a change of control and the involuntary termination of Mr. Dobmeier’s employment with the successor entity within 12 months of the closing of the change of control, 100 percent of Mr. Dobmeier’s initial stock option grant shall become fully vested and exercisable.

In November 2003, the Company entered into a Change of Control Agreement with Michael McDonald, our current Chief Medical Officer. Pursuant to the agreement, in the event of a change of control, 100 percent of Dr. McDonald’s stock options held at the time of the change of control shall become fully vested and exercisable.

Certain Relationships and Related Party Transactions

The Company has entered into indemnification agreements with the Company’s directors and certain officers for the indemnification of and advancement of expenses to these persons to the fullest extent permitted by law. The Company also intends to enter into these agreements with the Company’s future directors and certain future officers.

OPTION GRANTS IN FISCAL YEAR 2004

The following table provides information with respect to stock options granted to our Named Executive Officers during the fiscal year that ended December 31, 2004. In addition, as required by SEC rules, the table sets forth the hypothetical gains that would exist for the options based on assumed rates of annual compound stock price appreciation during the option term.

	Individual Grants (1)				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term (5)
Name	Shares Underlying Options Granted (#) (2)	Percent of Total Options Granted to Employees in Fiscal 2004 (%) (3)	Exercise Price Per Share ($) (4)	Expiration Date	5% ($)	10% ($)
Clay B. Siegall, Ph.D.	50,000	4.46	10.33	1/29/14	231,163	674,028

Michael McDonald, M.B., Ch.B., M.R.C.P.	—	—	—	—	—	—

Eric L. Dobmeier	25,000 25,000	2.23 2.23	10.33 6.74	1/29/14 8/19/14	115,581 105,969	337,014 268,546

Morris Z. Rosenberg, D.Sc.	15,000 25,000 50,000	1.34 2.23 4.46	10.33 6.74 6.06	1/29/14 8/19/14 10/28/14	97,447 105,969 190,555	246,950 268,546 482,904

Tim J. Carroll	10,000	0.89	10.33	1/29/14	46,233	134,806

(1)	No stock appreciation rights (SARs) were granted during 2004.

(2)	Options vest at a rate of 25 percent on the first anniversary of the vesting commencement date and ratably each month thereafter over the remaining 36-month period. The options have a ten-year term, but are subject to earlier termination in connection with termination of employment.

(3)	We granted options to purchase a total of 1,119,875 shares of common stock to employees during 2004.

(4)	The exercise price may be paid in cash, in shares of common stock valued at fair market value on the exercise date or by a same-day sale of the purchased shares.

(5)	The potential realizable value illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their terms, assuming the specified compounded rates of appreciation of the market price per share for the date of grant to the end of the option term. Actual gains, if any, on stock option exercise are dependent upon a number of factors, including the future performance of the common stock and the timing of option exercises, as well as the optionees’ continued employment throughout the vesting period. There can be no assurance that the amounts reflected in this table will be achieved.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION VALUES

The following table provides certain information with respect to stock options exercised by our Named Executive Officers during the fiscal year ended December 31, 2004. The table also provides the number of shares covered by stock options as of the end of the fiscal year, and the value of “in-the-money” stock options, which represents the positive difference between the exercise price of a stock option and the market price of the shares subject to such option at the end of the fiscal year.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Unexercised Options at Fiscal Year End (#) Exercisable/ Unexercisable (1)	Value of Unexercised In-the-Money Options at Fiscal Year End ($) Exercisable/ Unexercisable (2)
Clay B. Siegall, Ph.D.	—	—	772,083 / 157,917	$1,168,012.50 / $107,587.50
Michael McDonald, M.B., Ch.B., M.R.C.P.	—	—	81,250 / 218,750	$17,875.00 / $48,125.00
Eric L. Dobmeier	20,000	$93,542.69	119,582 / 145,418	$163,649.32 / $155,932.99
Morris Z. Rosenberg, D.Sc.	—	—	253,250 / 148,750	$26,647.50 / $47,012.50
Tim J. Carroll	—	—	22,499 / 22,501	$18,839.45 / $18,210.55

(1)	No stock appreciation rights (SARs) were outstanding during fiscal 2004.

(2)	Based on the $6.53 per share closing price of our common stock on The Nasdaq National Market on December 31, 2004, less the exercise price of the options.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2004 with respect to the shares of our common stock that may be issued under our existing equity compensation plans: our 1998 Stock Option Plan, our 2000 Directors’ Stock Option Plan and our 2000 Employee Stock Purchase Plan.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (A)		Weighted average exercise price of outstanding options, warrants and rights (B)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column (A)) (C)
Equity compensation plans approved by stockholders

1998 Stock Option Plan	4,800,180		$6.02		1,539,625	(1)

2000 Directors’ Stock Option Plan	250,000		$5.90		150,000

2000 Employee Stock Purchase Plan	930,115	(2)	$4.04	(2)	—	(3)

Equity compensation plans not approved by stockholders	—		—		—
Total	5,980,295				1,689,625

(1)	The 1998 Stock Option Plan includes an “evergreen” feature, which provides for an automatic annual increase in the number of shares available under the plan on the first day of each of our fiscal years through 2008, equal to the lesser of (i) 1,200,000 shares, (ii) four percent of our outstanding common stock on the last day of the immediately preceding fiscal year or (iii) such lesser number of shares as is determined by the Board of Directors.

(2)	Assumes that employees will purchase the remaining 930,115 shares of common stock available for issuance under the 2000 Employee Stock Purchase Plan (“ESPP”) in July 2005 at a purchase price of $4.04 per share, which would be the purchase price if the purchase period ended March 18, 2005. Under the terms of the ESPP, shares are purchased at 85 percent of the fair market value of our common stock on either the first day of an offering period or the last day of a purchase period, whichever is lower. Therefore, the purchase price is not fixed until the July 2005 purchase date and employees may purchase the shares at a lower price per share, which could affect the weighted-average exercise price.

(3)	Assumes that employees will purchase the remaining 930,115 shares of common stock available for issuance under the ESPP in July 2005. The ESPP, designed to comply with Internal Revenue Code Section 423, includes an “evergreen” feature, which provides for an automatic annual increase in the number of shares available under the plan on the first day of each of our fiscal years through 2010 equal to the lesser of (i) 300,000 shares, (ii) one percent of our outstanding common stock on the last day of the immediately preceding fiscal year or (iii) such lesser number of shares as is determined by the Board of Directors.

Notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this proxy statement, in whole or in part, the Compensation Committee Report and the Stock Performance Graph shall not be deemed to be incorporated by reference into any such filings.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors is currently comprised of four independent directors and operates under a written charter originally adopted by the Board of Directors in April 2000, and reviewed and amended as necessary by the Compensation Committee and Board of Directors.

The members of the Compensation Committee are currently Felix Baker (Chairman), Marc E. Lippman, Karl Erik Hellström and Srinivas Akkaraju. Each of the members of the Compensation Committee is an “independent director” as currently defined in Rules 4200 and 4350 of the National Marketplace Rules of the NASD.

The following is a report of the Compensation Committee describing the compensation policies applicable to our executive officers, directors and employees during the fiscal year ended December 31, 2004. The Compensation Committee is responsible for establishing and monitoring our general compensation policies and compensation plans, as well as the specific compensation levels for executive officers. It also approves grants of options under our 1998 Stock Option Plan to executive officers. Executive officers who are also directors have not participated in deliberations or decisions involving their own compensation.

GENERAL COMPENSATION POLICY

Under the supervision of the Board of Directors, our compensation policy is designed to attract and retain qualified key executives critical to our growth and long-term success. It is the objective of the Board of Directors to have a portion of each executive officer’s compensation contingent upon our performance as well as upon the individual’s personal performance. Accordingly, each executive officer’s compensation package is comprised of three elements: (i) base salary that reflects individual performance and expertise, (ii) year-end bonus awards payable in cash and tied to the achievement of certain individual and corporate performance goals that the Compensation Committee establishes from time to time and (iii) long-term stock-based incentive awards designed to strengthen the mutuality of interests between the executive officers and our stockholders.

In addition to the expertise of its individual members, the Compensation Committee has hired an independent compensation consultant to assist in making specific compensation decisions for executive officers. The independent consultant provides the Compensation Committee with market data for each executive position which consists of survey data for life science and biotechnology companies and a peer group of comparable companies with which the Company competes for executive talent. The summary below describes in more detail the factors that the Compensation Committee considers in establishing each of the three primary components of the compensation package provided to the executive officers.

BASE SALARY

The level of base salary is established primarily on the basis of the individual’s qualifications and relevant experience, the strategic goals for which he or she has responsibility, the compensation levels at similar companies and the incentives necessary to attract and retain qualified management. Base salary is adjusted each year to take into account the individual’s performance and to maintain a competitive salary structure.

CASH-BASED INCENTIVE COMPENSATION

Year-end cash bonuses are awarded to executive officers on the basis of their individual performance and the Company’s achievement of company-wide goals, such as product development milestones, clinical trial progress and collaboration objectives.

LONG-TERM INCENTIVE COMPENSATION

We utilize our 1998 Stock Option Plan to provide executives and other key employees with incentives to maximize long-term stockholder values. Awards under this plan take the form of stock options designed to give the recipient a significant equity stake and thereby closely align his or her interests with those of our stockholders. Factors considered in making such awards include the individual’s position, his or her performance and responsibilities, and internal comparability considerations.

Each option grant allows the recipient to acquire shares of common stock at a fixed price per share (the fair market value on the date of grant) over a specified period of time (up to ten years). The options typically vest in periodic installments over a four-year period, contingent upon the executive officer’s continued employment with us. Accordingly, the option will provide a return to the recipient only if he or she remains in our service, and then only if the market price of our common stock appreciates over the option term.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

Dr. Siegall, who has served as our Chief Executive Officer since November 2002, had a base salary during fiscal 2004 of $358,333. His bonus for the fiscal year was $180,000. In addition, he was granted an option to purchase 50,000 shares of common stock.

The factors discussed above in “Base Salaries,” “Cash-Based Incentive Compensation,” and “Long-Term Incentive Compensation” were applied in establishing the amount of Dr. Siegall’s salary, bonus and stock option grants. Significant factors in establishing Dr. Siegall’s compensation were his contributions toward achievement of the Company’s operating and financial goals. In addition, the Compensation Committee also made an adjustment to Dr. Siegall’s total compensation based on review of the market data provided by the independent compensation consultant which included, among other things, comparing the total compensation of other chief executive officers in the peer group with that of Dr. Siegall’s.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

In making compensation decisions affecting our executive officers, the Compensation Committee considers and, to the extent practicable and to the extent permitted by applicable law, intends to maximize the Company’s ability to deduct under applicable federal corporate income tax law compensation payments made to executive officers. Specifically, the Compensation Committee considers the requirements and the impact of Section 162(m) of the Internal Revenue Code adopted under the Omnibus Budget Reconciliation Act of 1993, which generally disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the CEO and four other most highly compensated executive officers, respectively, unless such compensation meets the requirements for the “performance-based” exception to Section 162(m). As the cash compensation paid by the Company to each of its executive officers is expected to be below $1 million and the committee believes that options granted under the Company’s 1998 Stock Option Plan to such officers will meet the requirements for qualifying as performance-based compensation, the Compensation Committee believes that Section 162(m) will not affect the tax deductions available to the Company with respect to the compensation of its executive officers. It is the Compensation Committee’s policy to qualify, to the extent reasonable, its executive officers’ compensation for deductibility under applicable tax law. However, the Company may from time to time pay compensation to its executive officers that may not be deductible.

The Compensation Committee of the Board of Directors of Seattle Genetics, Inc.:

Felix Baker, Chairman

Karl Erik Hellström

Marc E. Lippman

Srinivas Akkaraju

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation Committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

STOCK PERFORMANCE GRAPH

The following graph compares the cumulative total stockholder return data for our common stock since March 6, 2001 (the date on which our common stock was first registered under Section 12 of the Securities Exchange Act of 1934, as amended) to the cumulative return over such period of (a) the Nasdaq Stock Market (U.S.) Index, (b) the Nasdaq Biotechnology Index and (c) the Nasdaq Pharmaceutical Index. The graph assumes that $100 was invested on March 6, 2001, the date on which we completed our initial public offering, in our common stock and in each of the comparative indices. The graph further assumes that such amount was initially invested in our common stock at a per share price of $7.00, the price at which such stock was first offered to the public in our initial public offering, and reinvestment of any dividends. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

COMPARISON OF CUMULATIVE TOTAL RETURN*

FROM MARCH 6, 2001 TO DECEMBER 31, 2004

AMONG SEATTLE GENETICS, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX,

THE NASDAQ PHARMACEUTICAL INDEX AND THE NASDAQ BIOTECHNOLOGY INDEX

	*Cumulative Total Return
	3/6/01	6/30/01	12/31/01	6/30/02	12/31/02	6/30/03	12/31/03	6/30/04	12/31/04
SEATTLE GENETICS, INC.	100.00	87.14	81.43	74.43	44.29	72.43	122.57	100.43	93.29
NASDAQ STOCK MARKET (U.S.)	100.00	98.89	89.20	67.37	61.67	74.80	92.20	94.28	100.34
NASDAQ PHARMACEUTICAL	100.00	102.21	94.70	60.07	61.19	83.08	89.70	92.61	95.51
NASDAQ BIOTECHNOLOGY	100.00	107.25	79.72	53.78	44.21	52.75	62.17	61.44	64.43

SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, our executive officers and persons who own more than ten percent of our common stock (collectively, “Reporting Persons”) to file initial reports of ownership and changes in ownership of our common stock. Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16 reports they file. To our knowledge, based solely on our review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, we believe that during the fiscal year ended December 31, 2004 all Reporting Persons complied with all applicable filing requirements.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to vote by Internet, by telephone or by marking, dating, signing and returning the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided.

STOCKHOLDERS SHARING THE SAME ADDRESS

In accordance with notices previously sent to many stockholders who hold their shares through a bank, broker or other holder of record (a “streetname stockholder”) and share a single address, only one annual report and proxy statement is being delivered to that address unless contrary instructions from any stockholder at that address were received. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. However, any such streetname stockholder residing at the same address who wishes to receive a separate copy of this Proxy Statement or accompanying Annual Report to Stockholders may request a copy by contacting the bank, broker or other holder of record, or the Company’s Investor Relations Department at (425) 527-4000. The voting instructions sent to a streetname stockholder should provide information on how to request (1) householding of future Company materials or (2) separate materials if only one set of documents is being sent to a household. If it does not, a stockholder who would like to make one of these requests should contact the Company as described above.

Annex A-1

SEATTLE GENETICS, INC.

1998 STOCK OPTION PLAN

(as amended, effective on the date of the 2005 annual stockholders’ meeting)

1. Purposes of the Plan. The purposes of this 1998 Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company’s business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or nonstatutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder. In addition, the Plan provides for the grant of Stock Awards.

2. Definitions. As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

(b) “Affiliate” means an entity other than a Subsidiary in which the Company owns an equity interest or which, together with the Company, is under common control of a third person or entity.

(c) “Applicable Laws” means the legal requirements relating to the administration of stock option and restricted stock purchase plans under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, the Code, any stock exchange rules or regulations and the applicable laws of any other country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time.

(d) “Board” means the Board of Directors of the Company.

(e) “Code” means the Internal Revenue Code of 1986, as amended.

(f) “Committee” means the Committee appointed by the Board of Directors in accordance with Section 4(a) and (b) of the Plan.

(g) “Common Stock” means the Common Stock of the Company.

(h) “Company” means Seattle Genetics, Inc., a Delaware corporation.

(i) “Consultant” means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services, and any director of the Company whether compensated for such services or not.

(j) “Continuous Status as an Employee or Consultant” means the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless re-employment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or their respective successors. For purposes of this Plan, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Status as an Employee or Consultant.

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(k) “Director” means a member of the Board of Directors of the Company.

(l) “Employee” means any person (including, if appropriate, Officers, Directors and Named Executives) employed by the Company or any Parent or Subsidiary of the Company, with the status of employment determined based upon such minimum number of hours or periods worked as shall be determined by the Administrator in its discretion, subject to any requirements of the Code. The payment of a director’s fee by the Company to a Director shall not be sufficient to constitute “employment” of such Director by the Company.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n) “Fair Market Value” means, as of any date, the fair market value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation System (“Nasdaq”), its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on such system or exchange, or the exchange with the greatest volume of trading in Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is quoted on the Nasdaq (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(o) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable written Option Agreement.

(p) “Listed Security” means any security of the Company that is listed or approved for listing on a national securities exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

(q) “Named Executive” means any individual who, on the last day of the Company’s fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four most highly compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

(r) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable written Option Agreement.

(s) “Option” means a stock option granted pursuant to the Plan.

(t) “Option Agreement” means a written agreement between an Optionee and the Company reflecting the terms of an Option granted under the Plan and includes any documents attached to such Option Agreement, including, but not limited to, a notice of stock option grant and a form of exercise notice.

(u) “Optioned Stock” means the Common Stock subject to an Option.

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(v) “Optionee” means an Employee or Consultant who receives an Option or a Stock Award.

(w) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code, or any successor provision.

(x) “Plan” means this 1998 Stock Option Plan.

(y) “Reporting Person” means an officer, director, or greater than ten percent (10%) stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

(z) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as the same may be amended from time to time, or any successor provision.

(aa) “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

(bb) “Stock Award” means shares of Common Stock acquired pursuant to a grant of a Stock Award under Section 11 below.

(cc) “Stock Award Agreement” means a written agreement between and Optionee and the Company reflecting the terms of a Stock Award granted under the Plan and includes any documents attached to such Stock Award Agreement.

(dd) “Stock Exchange” means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.

(ee) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

(ff) “Ten Percent Holder” means a person who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary.

3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of shares that may be optioned and sold under the Plan is 4,400,000 shares of Common Stock, plus an automatic annual increase on the first day of each of the Company’s fiscal years beginning in 2002 and ending in 2008 equal to the lesser of (i) 1,200,000 Shares, (ii) four percent (4.0%) of the Shares outstanding on the last day of the immediately preceding fiscal year, or (iii) such lesser number of shares as is determined by the Board of Directors. The shares may be authorized, but unissued, or reacquired Common Stock. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. In addition, any shares of Common Stock which are retained by the Company upon exercise of an Option in order to satisfy the exercise price for such Option or any withholding taxes due with respect to such exercise or the vesting or earlier tax recognition of a Stock Award shall be treated as not issued and shall continue to be available under the Plan.

4. Administration of the Plan.

(a) General. The Plan shall be administered by the Board or a Committee, or a combination thereof, as determined by the Board. The Plan may be administered by different administrative bodies with respect to different classes of Optionees and, if permitted by the Applicable Laws, the Board may authorize one or more officers (who may (but need not) be Officers) to grant Options and Stock Awards to Employees and Consultants.

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(b) Administration With Respect to Reporting Persons. With respect to Options and Stock Awards granted to Reporting Persons and Named Executives, the Plan may (but need not) be administered so as to permit such Options and Stock Awards to qualify for the exemption set forth in Rule 16b-3 and to qualify as performance-based compensation under Section 162(m) of the Code.

(c) Committee Composition. If a Committee has been appointed pursuant to this Section 4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee administering the Plan pursuant to Section 4(b) above, to the extent permitted or required by Rule 16b-3 and Section 162(m) of the Code.

(d) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any Stock Exchange, the Administrator shall have the authority, in its discretion:

(i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

(ii) to select the Consultants and Employees to whom Options and Stock Awards may from time to time be granted hereunder;

(iii) to determine whether and to what extent Options and Stock Awards are granted hereunder;

(iv) to determine the number of shares of Common Stock to be covered by each Option and Stock Award granted hereunder;

(v) to approve forms of agreement for use under the Plan;

(vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option and Stock Award granted hereunder;

(vii) to determine whether and under what circumstances an Option may be settled in cash under Section 10(f) instead of Common Stock;

(viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

(ix) to construe and interpret the terms of the Plan and Options and Stock Awards granted under the Plan;

(x) in order to fulfill the purposes of the Plan and without amending the Plan, to modify grants of Options and Stock Awards to participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.

(e) Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees.

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5. Eligibility.

(a) Recipients of Grants. Nonstatutory Stock Options and Stock Awards may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees, provided however that Employees of an Affiliate shall not be eligible to receive Incentive Stock Options. An Employee or Consultant who has been granted an Option or Stock Award may, if he or she is otherwise eligible, be granted additional Options and Stock Awards.

(b) Type of Option. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.

(c) Employment Relationship. The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with such Optionee’s right or the Company’s right to terminate his or her employment or consulting relationship at any time, with or without cause.

6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company as described in Section 20 of the Plan. It shall continue in effect for a term of ten (10) years from the date of obtaining stockholder approval on December 22, 1997, unless sooner terminated under Section 16 of the Plan.

7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, is a Ten Percent Holder, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

8. Limitation on Grants to Employees. Subject to adjustment as provided in Section 12 below, the maximum number of Shares which may be subject to Options and Stock Awards granted to any one Employee under this Plan for any fiscal year of the Company shall be 1,000,000 Shares.

9. Option Exercise Price and Consideration.

(a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board and set forth in the applicable Option Agreement, but shall be subject to the following:

(i) In the case of an Incentive Stock Option that is:

(A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, is a Ten Percent Holder, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

(B) granted to any other Employee, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

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(ii) In the case of a Nonstatutory Stock Option that is:

(A) granted prior to the date, if any, on which the Common Stock becomes a Listed Security, to a person who, at the time of the grant of such Option, is a Ten Percent Holder, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of the grant;

(B) granted to a person who, at the time of grant of such Option, is a Named Executive Officer of the Company, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant if such Option is intended to qualify as performance-based compensation under section 162(m) of the Code; or

(C) granted prior to the date, if any, on which the Common Stock becomes a Listed Security to any person other than a Named Executive or a Ten Percent Holder, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant if required by the Applicable Laws and, if not so required, shall be such price as is determined by the Administrator.

(iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

(b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (i) cash, (ii) check, (iii) if permitted by Company policy and subject to Section 153 of the Delaware General Corporation Law, a promissory note in the form prescribed by the Company, (iv) other Shares that (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender or such other period as may be required to avoid a charge to the Company’s earnings, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (v) authorization for the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (vi) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price and any applicable income or employment taxes, (vii) delivery of an irrevocable subscription agreement for the Shares that irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

10. Exercise of Option.

(a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

An Option may not be exercised for a fraction of a Share.

An Option shall be deemed to be exercised when written or electronic notice of such exercise has been given to the Company in accordance with the terms of the Option Agreement by the person

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entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 9(b) of the Plan and the Option Agreement. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, not withstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b) Termination of Employment or Consulting Relationship. In the event of termination of an Optionee’s Continuous Status as an Employee or Consultant with the Company, such Optionee may, but only within three (3) months (or such other period of time not less than thirty (30) days as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding three (3) months) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that the Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate. No termination shall be deemed to occur and this Section 10(b) shall not apply if (i) the Optionee is a Consultant who becomes an Employee; or (ii) the Optionee is an Employee who becomes a Consultant.

(c) Disability of Optionee. Notwithstanding the provisions of Section 10(b) above, in the event of termination of an Optionee’s Continuous Status as an Employee or Consultant as a result of his or her total and permanent disability (within the meaning of Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

(d) Death of Optionee. In the event of the death of an Optionee during the period of Continuous Status as an Employee or Consultant, or within thirty (30) days following the termination of the Optionee’s Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death or, if earlier, the date of termination of the Continuous Status as an Employee or Consultant. To the extent that Optionee was not entitled to exercise the Option at the date of death or termination, as the case may be, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

(e) Extension of Exercise Period. The Administrator shall have full power and authority to extend the period of time for which an Option is to remain exercisable following termination of an Optionee’s Continuous Status as an Employee or Consultant from the periods set forth in Sections 10(b), 10(c) and 10(d) above or in the Option Agreement to such greater time as the Board shall deem appropriate, provided

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that in no event shall such Option be exercisable later than the date of expiration of the term of such Option as set forth in the Option Agreement.

(f) Rule 16b-3. Options granted to Reporting Persons shall comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption for Plan transactions.

(g) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

11. Stock Awards. Stock Awards shall be subject to the terms, conditions and restrictions determined by the Administrator at the time the stock is awarded. The Administrator may require the recipient to sign a Stock Award Agreement as a condition of the award. The certificates representing the shares of Stock awarded shall bear such legends as shall be determined by the Administrator.

12. Taxes.

(a) As a condition of the exercise of an Option and the issuance of a Stock Award granted under the Plan, the Optionee (or in the case of the Optionee’s death, the person exercising the Option) shall make such arrangements as the Administrator may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise of the Option or the vesting or earlier tax recognition of a Stock Award and the issuance of Shares under the applicable Award. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied. If the Administrator allows the withholding or surrender of Shares to satisfy an Optionee’s tax withholding obligations under this Section 12 (whether pursuant to Section 12(c), (d) or (e), or otherwise), the Administrator shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

(b) In the case of an Employee and in the absence of any other arrangement, the Employee shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of an exercise of the Option or the vesting or earlier tax recognition of a Stock Award or the issuance of Shares.

(c) This Section 12(c) shall apply only after the date, if any, upon which the Common Stock becomes a Listed Security. In the case of an Optionee other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Laws, the Optionee shall be deemed to have elected to have the Company withhold from the Shares to be issued upon exercise of the Option or the vesting or earlier tax recognition of a Stock Award that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the amount required to be withheld. For purposes of this Section 12, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Laws (the “Tax Date”).

(d) If permitted by the Administrator, in its discretion, an Optionee may satisfy his or her tax withholding obligations upon exercise of an Option or the vesting or earlier tax recognition of a Stock Award by surrendering to the Company Shares that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld. In the case of shares previously acquired from the Company that are surrendered under this Section 12(d), such Shares must have been owned by the Optionee for more than six (6) months on the date of surrender (or such other period of time as is required for the Company to avoid adverse accounting charges).

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(e) Any election or deemed election by an Optionee to have Shares withheld to satisfy tax withholding obligations under Section 12(c) or (d) above shall be irrevocable as to the particular Shares as to which the election is made and shall be subject to the consent or disapproval of the Administrator. Any election by an Optionee under Section 12(d) above must be made on or prior to the applicable Tax Date.

(f) In the event an election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised or the Stock Award is issued but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

13. Adjustments Upon Changes in Capitalization; Corporate Transactions.

(a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Award, the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options or Stock Awards have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option or Stock Award, and the numbers of shares set forth in Sections 3(a)(i) and 8 above, as well as the price per share of Common Stock covered by each such outstanding Option and Stock Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Award.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, an Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Administrator. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Administrator and give each Optionee the right to exercise his or her Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture applicable to any Shares purchased upon exercise of an Option or covered by a Stock Award shall lapse as to all such Shares, provided the proposed liquidation or dissolution takes place at the time and in the matter contemplated.

(c) Merger or Sale of Assets.

(i) Options. In the event of a proposed sale of all or substantially all of the Company’s assets or a merger of the Company with or into another corporation where the successor corporation issues its securities to the Company’s stockholders, each outstanding Option shall be assumed or an equivalent option or right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the successor corporation does not agree to assume the Option or to substitute an equivalent option, in which case such Option shall terminate upon the consummation of the merger or sale of assets. For purposes of this Section 13(c), an Option shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon such merger or sale of assets, each Optionee would be entitled to receive under the Stock Award the same number and kind of shares of stock or the same amount of property, cash or securities as the Optionee would have been entitled to receive upon the occurrence of such transaction if the Optionee had been, immediately

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prior to such transaction, the holder of the number of Shares of Common Stock covered by the Stock Award at such time (after giving effect to any adjustments in the number of Shares covered by the Stock Award as provided for in this Section 13).

(ii) Stock Awards. In the event of a proposed sale of all or substantially all of the Company’s assets or a merger of the Company with or into another corporation where the successor corporation issues its securities to the Company’s stockholders, each outstanding Stock Award shall be assumed or an equivalent award substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the successor corporation does not agree to assume the Stock Award or substitute an equivalent award, in which case the Stock Award will be subject to forfeiture to the Company or the successor corporation and/or the Shares of Common Stock covered by the Stock Award will, as applicable, be subject to forfeiture to, or repurchase at the original cost per Share of Common Stock by, the Company or the successor corporation, immediately prior to the consummation of the merger or sale of assets. For the purposes of this Section 13(c), a Stock Award shall be considered assumed, without limitation, if, at the time of issuance of the Stock or other consideration upon such merger or sale of assets, each Optionee would be entitled to receive under the Stock Award the same number and kind of shares of stock or the same amount of property, cash or securities as the Optionee would have been entitled to receive upon the occurrence of such transaction if the Optionee had been, immediately prior to such transaction, the holder of the number of Shares of Common Stock covered by the Stock Award at such time (after giving effect to any adjustments in the number of Shares covered by the Stock Award as provided for in this Section 13).

14. Non-Transferability of Options and Stock Awards. Options and Stock Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution, provided that, after the date, if any, upon which the Common Stock becomes a Listed Security, the Administrator may in its discretion grant transferable Nonstatutory Stock Options pursuant to Option Agreements and Stock Awards pursuant to Stock Award Agreements specifying (i) the manner in which such Nonstatutory Stock Options or Stock Awards are transferable and (ii) that any such transfer shall be subject to the Applicable Laws. The designation of a beneficiary by an Optionee will not constitute a transfer. An Option or Stock Award may be exercised, during the lifetime of the holder of the Option, only by such holder or a transferee permitted by this Section 14.

15. Time of Granting Options and Stock Awards. The date of grant of an Option or Stock Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Award, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Award is so granted within a reasonable time after the date of such grant.

16. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made that would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with the Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

(b) Effect of Amendment or Termination. No amendment or termination of the Plan shall adversely affect Options or Stock Awards already granted, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

17. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option or a Stock Award unless the exercise of such Option or Stock Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act

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of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any Stock Exchange. As a condition to the exercise of an Option or receiving such Stock Award, the Company may require the person exercising such Option or a Stock Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased or issued only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

19. Agreements. Options shall be evidenced by Option Agreements and Stock Awards shall be evidenced by Stock Award Agreements, in such forms as the Administrator shall approve from time to time.

20. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan, or an amendment to the Plan, is adopted. Such stockholder approval shall be obtained in the degree and manner required under the Applicable Laws. All Options and Stock Awards issued under the Plan shall become void in the event such approval is not obtained.

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Annex A-2

SEATTLE GENETICS, INC.

1998 STOCK OPTION PLAN

1. Purposes of the Plan. The purposes of this 1998 Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company’s business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

2. Definitions. As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

(b) “Affiliate” means an entity other than a Subsidiary in which the Company owns an equity interest or which, together with the Company, is under common control of a third person or entity.

(c) “Applicable Laws” means the legal requirements relating to the administration of stock option and restricted stock purchase plans under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, the Code, any stock exchange rules or regulations and the applicable laws of any other country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time.

(d) “Board” means the Board of Directors of the Company.

(e) “Code” means the Internal Revenue Code of 1986, as amended.

(f) “Committee” means the Committee appointed by the Board of Directors in accordance with Section 4(a) and (b) of the Plan.

(g) “Common Stock” means the Common Stock of the Company.

(h) “Company” means Seattle Genetics, Inc., a Delaware corporation.

(i) “Consultant” means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services, and any director of the Company whether compensated for such services or not.

(j) “Continuous Status as an Employee or Consultant” means the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless re-employment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or their respective successors. For purposes of this Plan, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Status as an Employee or Consultant.

(k) “Director” means a member of the Board of Directors of the Company.

(l) “Employee” means any person (including, if appropriate, Officers, Directors and Named Executives) employed by the Company or any Parent or Subsidiary of the Company, with the status of

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employment determined based upon such minimum number of hours or periods worked as shall be determined by the Administrator in its discretion, subject to any requirements of the Code. The payment of a director’s fee by the Company to a Director shall not be sufficient to constitute “employment” of such Director by the Company.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n) “Fair Market Value” means, as of any date, the fair market value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation System (“Nasdaq”), its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on such system or exchange, or the exchange with the greatest volume of trading in Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is quoted on the Nasdaq (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(o) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable written Option Agreement.

(p) “Listed Security” means any security of the Company that is listed or approved for listing on a national securities exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

(q) “Named Executive” means any individual who, on the last day of the Company’s fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four most highly compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

(r) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable written Option Agreement.

(s) “Option” means a stock option granted pursuant to the Plan.

(t) “Option Agreement” means a written agreement between an Optionee and the Company reflecting the terms of an Option granted under the Plan and includes any documents attached to such Option Agreement, including, but not limited to, a notice of stock option grant and a form of exercise notice.

(u) “Optioned Stock” means the Common Stock subject to an Option.

(v) “Optionee” means an Employee or Consultant who receives an Option.

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(w) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code, or any successor provision.

(x) “Plan” means this 1998 Stock Option Plan.

(y) “Reporting Person” means an officer, director, or greater than ten percent (10%) stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

(z) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as the same may be amended from time to time, or any successor provision.

(aa) “Share” means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

(bb) “Stock Exchange” means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.

(cc) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

(dd) “Ten Percent Holder” means a person who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary.

3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of shares that may be optioned and sold under the Plan is 4,400,000 shares of Common Stock, plus an automatic annual increase on the first day of each of the Company’s fiscal years beginning in 2002 and ending in 2008 equal to the lesser of (i) 1,200,000 Shares, (ii) four percent (4.0%) of the Shares outstanding on the last day of the immediately preceding fiscal year, or (iii) such lesser number of shares as is determined by the Board of Directors. The shares may be authorized, but unissued, or reacquired Common Stock. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. In addition, any shares of Common Stock which are retained by the Company upon exercise of an Option in order to satisfy the exercise price for such Option or any withholding taxes due with respect to such exercise shall be treated as not issued and shall continue to be available under the Plan.

4. Administration of the Plan.

(a) General. The Plan shall be administered by the Board or a Committee, or a combination thereof, as determined by the Board. The Plan may be administered by different administrative bodies with respect to different classes of Optionees and, if permitted by the Applicable Laws, the Board may authorize one or more officers (who may (but need not) be Officers) to grant Options to Employees and Consultants.

(b) Administration With Respect to Reporting Persons. With respect to Options granted to Reporting Persons and Named Executives, the Plan may (but need not) be administered so as to permit such Options to qualify for the exemption set forth in Rule 16b-3 and to qualify as performance-based compensation under Section 162(m) of the Code.

(c) Committee Composition. If a Committee has been appointed pursuant to this Section 4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies

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(however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee administering the Plan pursuant to Section 4(b) above, to the extent permitted or required by Rule 16b-3 and Section 162(m) of the Code.

(d) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any Stock Exchange, the Administrator shall have the authority, in its discretion:

(i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

(ii) to select the Consultants and Employees to whom Options may from time to time be granted hereunder;

(iii) to determine whether and to what extent Options are granted hereunder;

(iv) to determine the number of shares of Common Stock to be covered by each such Option granted hereunder;

(v) to approve forms of agreement for use under the Plan;

(vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder;

(vii) to determine whether and under what circumstances an Option may be settled in cash under Section 10(f) instead of Common Stock;

(viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

(ix) to construe and interpret the terms of the Plan and Options granted under the Plan;

(x) in order to fulfill the purposes of the Plan and without amending the Plan, to modify grants of Options to participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.

(e) Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees.

5. Eligibility.

(a) Recipients of Grants. Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees, provided however that Employees of an Affiliate shall not be eligible to receive Incentive Stock Options. An Employee or Consultant who has been granted an Option may, if he or she is otherwise eligible, be granted additional Options.

(b) Type of Option. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive

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Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.

(c) Employment Relationship. The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with such Optionee’s right or the Company’s right to terminate his or her employment or consulting relationship at any time, with or without cause.

6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 15 of the Plan.

7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, is a Ten Percent Holder, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

8. Limitation on Grants to Employees. Subject to adjustment as provided in Section 12 below, the maximum number of Shares which may be subject to Options granted to any one Employee under this Plan for any fiscal year of the Company shall be 1,000,000 Shares.

9. Option Exercise Price and Consideration.

(a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board and set forth in the applicable Option Agreement, but shall be subject to the following:

(i) In the case of an Incentive Stock Option that is:

(A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, is a Ten Percent Holder, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

(B) granted to any other Employee, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Nonstatutory Stock Option that is:

(A) granted prior to the date, if any, on which the Common Stock becomes a Listed Security, to a person who, at the time of the grant of such Option, is a Ten Percent Holder, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of the grant;

(B) granted to a person who, at the time of grant of such Option, is a Named Executive Officer of the Company, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant if such Option is intended to qualify as performance-based compensation under section 162(m) of the Code; or

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(C) granted prior to the date, if any, on which the Common Stock becomes a Listed Security to any person other than a Named Executive or a Ten Percent Holder, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant if required by the Applicable Laws and, if not so required, shall be such price as is determined by the Administrator.

(iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

(b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (i) cash, (ii) check, (iii) if permitted by Company policy and subject to Section 153 of the Delaware General Corporation Law, a promissory note in the form prescribed by the Company, (iv) other Shares that (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender or such other period as may be required to avoid a charge to the Company’s earnings, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (v) authorization for the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (vi) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price and any applicable income or employment taxes, (vii) delivery of an irrevocable subscription agreement for the Shares that irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

10. Exercise of Option.

(a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

An Option may not be exercised for a fraction of a Share.

An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 9(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, not withstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

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(b) Termination of Employment or Consulting Relationship. In the event of termination of an Optionee’s Continuous Status as an Employee or Consultant with the Company, such Optionee may, but only within three (3) months (or such other period of time not less than thirty (30) days as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding three (3) months) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that the Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate. No termination shall be deemed to occur and this Section 10(b) shall not apply if (i) the Optionee is a Consultant who becomes an Employee; or (ii) the Optionee is an Employee who becomes a Consultant.

(c) Disability of Optionee. Notwithstanding the provisions of Section 10(b) above, in the event of termination of an Optionee’s Continuous Status as an Employee or Consultant as a result of his or her total and permanent disability (within the meaning of Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

(d) Death of Optionee. In the event of the death of an Optionee during the period of Continuous Status as an Employee or Consultant, or within thirty (30) days following the termination of the Optionee’s Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death or, if earlier, the date of termination of the Continuous Status as an Employee or Consultant. To the extent that Optionee was not entitled to exercise the Option at the date of death or termination, as the case may be, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

(e) Extension of Exercise Period. The Administrator shall have full power and authority to extend the period of time for which an Option is to remain exercisable following termination of an Optionee’s Continuous Status as an Employee or Consultant from the periods set forth in Sections 10(b), 10(c) and 10(d) above or in the Option Agreement to such greater time as the Board shall deem appropriate, provided that in no event shall such Option be exercisable later than the date of expiration of the term of such Option as set forth in the Option Agreement.

(f) Rule 16b-3. Options granted to Reporting Persons shall comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption for Plan transactions.

(g) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

11. Taxes.

(a) As a condition of the exercise of an Option granted under the Plan, the Participant (or in the case of the Participant’s death, the person exercising the Option) shall make such arrangements as the Administrator

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may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise of the Option and the issuance of Shares. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied. If the Administrator allows the withholding or surrender of Shares to satisfy a Participant’s tax withholding obligations under this Section 11 (whether pursuant to Section 11(c), (d) or (e), or otherwise), the Administrator shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

(b) In the case of an Employee and in the absence of any other arrangement, the Employee shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of an exercise of the Option.

(c) This Section 11(c) shall apply only after the date, if any, upon which the Common Stock becomes a Listed Security. In the case of a Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Laws, the Participant shall be deemed to have elected to have the Company withhold from the Shares to be issued upon exercise of the Option or Stock Purchase Right that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the amount required to be withheld. For purposes of this Section 11, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Laws (the “Tax Date”).

(d) If permitted by the Administrator, in its discretion, a Participant may satisfy his or her tax withholding obligations upon exercise of an Option by surrendering to the Company Shares that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld. In the case of shares previously acquired from the Company that are surrendered under this Section 11(d), such Shares must have been owned by the Participant for more than six (6) months on the date of surrender (or such other period of time as is required for the Company to avoid adverse accounting charges).

(e) Any election or deemed election by a Participant to have Shares withheld to satisfy tax withholding obligations under Section 11(c) or (d) above shall be irrevocable as to the particular Shares as to which the election is made and shall be subject to the consent or disapproval of the Administrator. Any election by a Participant under Section 11(d) above must be made on or prior to the applicable Tax Date.

(f) In the event an election to have Shares withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the Option or Stock Purchase Right is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

12. Adjustments Upon Changes in Capitalization; Corporate Transactions.

(a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option, and the numbers of shares set forth in Sections 3(a)(i) and 8 above, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in

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the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Administrator. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Administrator and give each Optionee the right to exercise his or her Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

(c) Merger or Sale of Assets. In the event of a proposed sale of all or substantially all of the Company’s assets or a merger of the Company with or into another corporation where the successor corporation issues its securities to the Company’s stockholders, each outstanding Option shall be assumed or an equivalent option or right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the successor corporation does not agree to assume the Option or to substitute an equivalent option, in which case such Option shall terminate upon the consummation of the merger or sale of assets. For purposes of this Section 12(c), an Option shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon such merger or sale of assets, each Optionee would be entitled to receive upon exercise of an Option the same number and kind of shares of stock or the same amount of property, cash or securities as the Optionee would have been entitled to receive upon the occurrence of such transaction if the Optionee had been, immediately prior to such transaction, the holder of the number of Shares of Common Stock covered by the Option at such time (after giving effect to any adjustments in the number of Shares covered by the Option as provided for in this Section 12).

13. Non-Transferability of Options. Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution, provided that, after the date, if any, upon which the Common Stock becomes a Listed Security, the Administrator may in its discretion grant transferable Nonstatutory Stock Options pursuant to Option Agreements specifying (i) the manner in which such Nonstatutory Stock Options are transferable and (ii) that any such transfer shall be subject to the Applicable Laws. The designation of a beneficiary by an Optionee will not constitute a transfer. An Option may be exercised, during the lifetime of the holder of the Option, only by such holder or a transferee permitted by this Section 13.

14. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

15. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made that would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with the Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

9

(b) Effect of Amendment or Termination. No amendment or termination of the Plan shall adversely affect Options already granted, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

16. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any Stock Exchange. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

17. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

18. Agreements. Options shall be evidenced by Option Agreements in such form as the Administrator shall approve from time to time.

19. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan, or an amendment to the Plan, is adopted. Such stockholder approval shall be obtained in the degree and manner required under the Applicable Laws. All Options issued under the Plan shall become void in the event such approval is not obtained.

19. Information to Optionees. To the extent required by the Applicable Laws, the Company shall provide financial statements at least annually to each Optionee during the period such Optionee has one or more Options outstanding. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

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PROXY FOR HOLDERS OF COMMON STOCK OF

SEATTLE GENETICS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

SEATTLE GENETICS, INC.

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 13, 2005.

The undersigned holder of common stock of Seattle Genetics, Inc., a Delaware corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 8, 2005, and hereby appoints Clay B. Siegall and Eric L. Dobmeier, or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held on Friday, May 13, 2005 at 11:00 a.m., local time, at 21823 – 30th Drive S.E., Bothell, Washington, 98021 and at any adjournment or postponement thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR THE ELECTION OF A DIRECTOR; (2) FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005; AND (3) FOR AMENDMENT AND APPROVAL OF THE COMPANY’S 1998 STOCK OPTION PLAN AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

(Continued and to be marked, dated and signed on the reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

You can now access your Seattle Genetics account online.

Access your Seattle Genetics stockholder account online via Investor ServiceDirect® (ISD).

Mellon Investor Services LLC, Transfer Agent for Seattle Genetics, now makes it easy and convenient to get current information on your stockholder account.

View account status

View certificate history

View book-entry information

Make address changes

Obtain a duplicate 1099 tax form

Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com/isd

For Technical Assistance Call 1-877-978-7778 between 9am-7pm Monday-Friday Eastern Time

Please Mark Here for Address Change or Comments

SEE REVERSE SIDE

Please mark your votes as indicated in this example

The Company’s Board of Directors recommends a vote FOR the director listed below, a vote FOR proposal 2 and a vote FOR proposal 3.

1. ELECTION OF DIRECTOR:

01 David W. Gryska

FOR the nominee listed below.

WITHHOLD authority to vote for the nominee listed below.

2. PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005:

FOR AGAINST ABSTAIN

3. PROPOSAL TO AMEND AND APPROVE THE COMPANY’S 1998 STOCK OPTION PLAN:

FOR AGAINST ABSTAIN

Choose MLinksm for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.melloninvestor.com/isd where step-by step instructions will prompt you through enrollment.

Signature

Signature

Date

This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

IF VOTING BY MAIL, FOLD AND DETACH HERE

Vote by Internet or Telephone or Mail

Internet and telephone voting is available through 11:59 p.m. Eastern Time on the day prior to the annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/sgen

Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

Telephone 1-866-540-5760

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

OR

Mail

Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement on the Internet at http://www.seattlegenetics.com/news/index.htm

PROXY FOR HOLDERS OF SERIES A CONVERTIBLE PREFERRED STOCK OF

SEATTLE GENETICS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

SEATTLE GENETICS, INC.

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 13, 2005.

The undersigned holder of Series A convertible preferred stock of Seattle Genetics, Inc., a Delaware corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 8, 2005, and hereby appoints Clay B. Siegall and Eric L. Dobmeier, or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held on Friday, May 13, 2005 at 11:00 a.m., local time, at 21823 – 30th Drive S.E., Bothell, Washington, 98021 and at any adjournment or postponement thereof, and to vote all shares of Series A convertible preferred stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR THE ELECTION OF A DIRECTOR; (2) FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005; AND (3) FOR AMENDMENT AND APPROVAL OF THE COMPANY’S 1998 STOCK OPTION PLAN AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

(Continued and to be marked, dated and signed on the reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

Please Mark Here for Address Change or Comments

SEE REVERSE SIDE

Please mark your votes as indicated in this example

The Company’s Board of Directors recommends a vote FOR the director listed below, a vote FOR proposal 2 and a vote FOR proposal 3.

1. ELECTION OF DIRECTOR:

01 Srinivas Akkaraju

FOR the nominee listed below.

WITHHOLD authority to vote for the nominee listed below.

2. PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005:

FOR AGAINST ABSTAIN

3. PROPOSAL TO AMEND AND APPROVE THE COMPANY’S 1998 STOCK OPTION PLAN:

FOR AGAINST ABSTAIN

Choose MLinksm for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.melloninvestor.com/isd where step-by step instructions will prompt you through enrollment.

Signature

Signature

Date

This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

FOLD AND DETACH HERE